UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-06260)

Quaker Investment Trust
(Exact name of registrant as specified in charter)

309 Technology Drive

Malvern, PA 19355
(Address of principal executive offices) (Zip code)

Jeffry H. King, Sr.

Quaker Investment Trust

309 Technology Drive

Malvern, PA 19355
(Name and address of agent for service)

(800) 220-8888

Registrant’s telephone number, including area code

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

Item 1. Report to Stockholders.

Annual Report

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Quaker Akros Absolute Return Fund

Quaker Event Arbitrage Fund

Quaker Global Tactical Allocation Fund

Quaker Mid-Cap Value Fund

Quaker Small-Cap Growth Tactical Allocation Fund

Quaker Small-Cap Value Fund

Quaker Strategic Growth Fund

Mutual fund investing involves risk. Principal loss is possible.

Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, non-diversification, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectus for more complete information.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the sub-adviser through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders (Unaudited)

June 30, 2013

Dear Fellow Shareholder,

The premise on which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical allocation used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.

Our management team continually strives to provide our shareholders with innovative investment alternatives and advisers that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.

Sincerely,

Jeffry King
Chairman & CEO

Quaker Investment Trust

Performance Update (Unaudited)

Quaker Akros Absolute Return Fund (AARFX, QASDX, QASIX)

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Quaker Akros Absolute Return Fund (“Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2013, the Fund was down -5.82% while the S&P 500 Total Return Index (S&P 500) gained 20.60%. For the six months ended June 30, 2013, the Fund was down -3.50% while the S&P 500 returned 13.82%

The performance of AARFX for the twelve months ending June 30th, 2013 was the most disappointing twelve month period we have had since starting the Fund almost eight years ago. Our bearish stance on the market was the biggest contributor to the Fund’s underperformance. In particular, betting against the American consumer and home builders in the face of falling interest rates hurt us the most. We still have strong convictions that these segments of the market will be very vulnerable in the face of higher interest rates which, we believe have finally arrived. We continue to hold short positions in these expensive segments of the market.

On the long side, the biggest detractors from performance were Knight Capital Group, Inc. (KCG), SuperValu, Inc. (SVU), Professional Diversity Network, Inc. (IPDN) and ATP Oil & Gas Corp. bonds. We have since sold our position in KCG and SVU but continue to hold IPDN as we believe there is huge upside potential considering their recent strategic partnership with LinkedIn. On the short side, the biggest detractors from performance were positions in Sherwin-Williams Co. (SHW) and Canadian Pacific Railway Ltd. (CP).

Stocks having the biggest positive impact on our fund were: Citigroup, Inc. (C), Nokia Corp. (NOK), Cooper Tire & Rubber Co. (CTB), Synergy Pharmaceuticals, Inc. (SGYP), Total, S.A. (TOT) and Kips Bay Medical, Inc. (KIPS). We have sold all those stocks with the exception of SGYP which we believe has significant long term upside potential as they are entering Phase III trials with a chronic constipation drug that could be a blockbuster drug if it gets approved. The Phase IIb results were so impressive that I believe there is a chance the company could be an acquisition target for larger cap pharmaceutical firms. Short positions that helped us included Chipotle Mexican Grill, Inc. (CMG) and Salesforce.com, Inc. (CRM).

Looking ahead, we may become more trading oriented, as we believe we could be nearing an inflection point this fall. With that said, we have tempered our bearishness to the point that we have limited our losses, and we anticipate making up for our past mistakes with solid performance going forward. We continue to respect the fact that the stock market can continue to move higher in the near term due to its tremendous momentum and push from the world’s central banks. We will be watching interest rates, credit growth, and economic indicators as key gauges in making our asset allocation decisions for the remainder of the year. If interest rates rise much higher, we believe that such higher rates will exacerbate an already leveraged financial system. If the economy begins to deteriorate from an already anemic condition, despite the massive monetary stimulus being thrown at it, we believe that the end of this four-year recovery could be around the corner. The proverbial, “pushing on a string” liquidity trap that has embraced Japan for the past twenty-four years could be upon us. If credit growth begins to slow due to higher interest rates or fickleness on the part of investors, we believe the storm will have arrived. In such an environment, we believe that being short highly leveraged companies, while being long solid, reasonably priced growth companies with clean balance sheets will be a good strategy in such an environment.

We remain slightly net short the market on a beta adjusted basis and expect to remain slightly short at these stock market levels. There are stocks that interest us at lower levels and we may add to long positions in select stocks on weakness. For the foreseeable future, we would expect to be market neutral, plus or minus 25% depending on the opportunity sets. Most of our long positions will be special situations or trading situations in companies that have gotten too cheap.

Brady T. Lipp, Portfolio Manager
Akros Capital, LLC

SUB-ADVISER:
Akros Capital, LLC

TOTAL NET ASSETS: AS OF JUNE 30, 2013 $4,202,223

Top 10 Holdings ** (% of net assets)

Apple, Inc.	2.83%
FibroGen, Inc.	2.68%
Marvell Technology Group Ltd.	2.26%
Barrick Gold Corp.	2.25%
Synergy Pharmaceuticals, Inc.	2.06%
Professional Diversity Network	1.78%
Nuance Communications, Inc.	1.75%
Encana Corp.	1.61%
Agnico Eagle Mines Ltd	1.31%
Devon Energy Corp.	1.23%

% Fund Total	19.76%

**	Excludes Short-Term Investments

Sectors (% of net assets)

■	19.02%	Domestic Common Stocks
	0.71%	Basic Materials
	0.18%	Communications
	1.78%	Consumer Staple
	0.00%	Consumer, Cyclical
	1.27%	Consumer, Non-cyclical
	0.53%	Diversified
	2.54%	Energy
	1.41%	Financial
	6.02%	Health Care
	4.58%	Technology
■	12.01%	Foreign Common Stocks
■	2.68%	Preferred Stocks
■	0.45%	Domestic Private Placements
■	0.00%	Rights
■	1.11%	Warrants
■	0.03%	Corporate Bonds
■	0.01%	Purchased Options
■	22.75%	Short-Term Investments
■	6.71%	Investments Purchased with Proceeds from Securities Lending
	64.77%	Total Market Value of Investments
	35.23%	Other Assets in Excess of Liabilities, Net
	100.00%	Total Net Assets

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*	The benchmark since inception returns are calculated for the period September 30, 2005 through June 30, 2013.

Quaker Akros Absolute Return Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2013

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2013
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	1.99%	09/30/2005	-10.98%	-5.82%	-2.32%	-1.21%	N/A	N/A	-0.84%	-0.11%
Class C	2.74%	10/04/2010	-6.64%	-6.64%	N/A	N/A	N/A	N/A	-5.67%	-5.67%
Institutional Class	1.74%	10/04/2010	-5.56%	-5.56%	N/A	N/A	N/A	N/A	-4.65%	-4.65%
S&P 500® Total Return Index*			20.60%	20.60%	7.01%	7.01%	N/A	N/A	5.74%	5.74%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions.

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Performance Update (Unaudited)

Quaker Event Arbitrage Fund (QEAAX, QEACX, QEAIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Event Arbitrage Fund (“Fund”) seeks to provide long-term growth of capital. The Fund generally invest in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations or similar events.

PERFORMANCE REVIEW AND MARKET OUTLOOK

Over the last year the Fund returned 8.70%, whereas the total return of the S&P 500 was 20.60%. While the equity market gyrated over the last year, the Fund’s daily volatility was roughly 61% lower than that of the S&P 500.

The past 12 months proved more favorable for event driven investing than prior years. This is evident, as the HFRI Event Driven (Total) Index return was 12.43%. The HFRI Event Driven (Total) Index is a good barometer for the asset class as it aggregates many hedge funds into one index that represents Event Driven investing. Nevertheless, monetary policy has been more advantageous to direct market exposure than to other investment strategies like event-driven investment.

Looking forward, the portfolio management team sees opportunities in proxy fights, where activist investors are pushing underperforming companies to sell themselves. These investments have multiple ways to generate returns for the funds: first, activist investors prepare companies for a sale by eliminating governance problems that hold the firms back; second, they divest non-core assets and allow management to focus on the core business; third, they help the companies implement operational changes; and finally, the sale of the company occurs with a control premium.

This year, the Fund has found more opportunities in distressed securities of corporate issues. While most of the distress in recent years was found to lie mostly in distressed mortgage-backed securities, opportunities in this space can now be found in corporate distress. The Fund exited most of its mortgage backed securities holdings during the year as the risk/reward profile became less attractive when prices recovered closer to pre-crisis levels.

Finally, merger arbitrage remains a small portion of the portfolio. With interest rates remaining near historic lows this strategy in general generates unattractive returns, in particular in light of the risks incurred. Nevertheless, opportunities appear from time to time and the investment team invests on such occasions.

I wish all investors a prosperous year and thank you for your continued support.

Sincerely,

Thomas Kirchner, Portfolio Manager
Quaker Funds, Inc.

ADVISER:
Quaker Funds, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2013 $66,114,800

Top 10 Holdings ** (% of net assets)

Regis Corp.	2.01%
Integrated Device Technology, Inc.	1.75%
Whitewave Foods Co. Class A	1.75%
Vodafone Group PLC	1.74%
Seachange International, Inc.	1.53%
API Technologies Corp.	1.49%
Fairpoint Communications, Inc.	1.43%
NetApp, Inc.	1.41%
Nuance Communications, Inc.	1.40%
Long Beach Mortgage Loan Trust	1.37%

% Fund Total	15.88%

**	Excludes Short-Term Investments

Sectors (% of net assets)

■	49.90%	Domestic Common Stocks
	0.88%	Basic Materials
	10.60%	Communications
	7.99%	Consumer, Cyclical
	8.11%	Consumer, Non-cyclical
	0.00%	Diversified
	2.01%	Energy
	1.14%	Healthcare
	4.31%	Industrial
	14.51%	Technology
	0.35%	Utilities
■	5.90%	Foreign Common Stocks
■	0.93%	Preferred Stocks
■	1.54%	Real Estate Investment Trusts
■	0.00%	Rights
■	0.75%	Warrants
■	4.54%	Asset Backed Securities
■	1.00%	Convertible Bonds
■	3.13%	Corporate Bonds
■	2.84%	Mortgage Backed Securities
■	1.45%	Municipal Bonds
■	0.77%	Term Loan
■	2.15%	Purchased Options
■	12.89%	Short-Term Investments
■	6.46%	Investments Purchased with Proceeds from Securities Lending
	94.25%	Total Market Value of Investments
	5.75%	Other Assets in Excess of Liabilities, Net
	100.00%	Total Net Assets

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*	The benchmark since inception returns are calculated for the period November 21, 2003 through June 30, 2013.

Quaker Event Arbitrage Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2013

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2013
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	1.99%	11/21/2003	2.75%	8.70%	3.34%	4.51%	N/A	N/A	5.52%	6.14%
Class C	2.74%	6/7/2010	7.91%	7.91%	N/A	N/A	N/A	N/A	1.91%	1.91%
Institutional Class	1.74%	6/7/2010	9.04%	9.04%	N/A	N/A	N/A	N/A	2.89%	2.89%
S&P 500 Total Return Index*			20.60%	20.60%	7.01%	7.01%	N/A	N/A	6.85%	6.85%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2 0 1 3  A N N U A L  R E P O R T  |  5

Performance Update (Unaudited)

Quaker Global Tactical Allocation Fund (QTRAX, QTRCX, QTRIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. The Fund invests in common stocks of U.S. companies and American Depository Receipts (“ADRs”) of foreign companies without regard to market capitalization. Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks and ADRs of foreign companies.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2013, the MSCI World Index (“MSCI World”) (a global market proxy) gained 18.58% while the Quaker Global Tactical Allocation Fund finished the fiscal year with a gain of 16.57%. For the first half of the 2013 calendar year, the MSCI World rose 8.43% while the Quaker Global Tactical Allocation Fund gained 11.71%.

In spite of a host of headwinds, markets exhibited robust advances over the last year, with all global sectors gaining ground. One of the biggest surprises for domestic markets in the first half of 2013 was the lack of damage from the fiscal cliff tax increases (which reduced personal income without impacting consumer spending) and sequestration spending cuts (which took effect in early March) lopping off 2% from overall government expenditures. Another surprise from Washington was the bipartisan debt ceiling compromise that allowed it to avoid a repeat of the showdown that ultimately led to a downgrade in federal debt in 2011. Along with sustained consumer spending and reduced political uncertainty, the housing rebound has also begun to provide a lift to the economy. Since so many potential problems were already “on the calendar,” bad news was already priced into equity prices, helping the slate of positive news provide upward momentum for domestic markets.

As we look back over the last couple years, it is undeniable that the Fed and other central banks have been the primary driver of stock market performance as anticipation of central bank moves have left a clear mark on the trajectory of equity prices. While changing expectations and shifts in fundamentals still have an effect, in the U.S., the Fed’s flood of liquidity largely overshadowed the ability of fundamental earnings analysis to determine proper valuation creating a difficult environment for stock picking. While the Bank of Japan continues to stimulate, this trend seems to finally be reversing itself domestically. The reversal began when the Fed added clarity to its liquidity program by setting definitive unemployment and inflation targets for continued Fed intervention in hopes of lessening the risk-on/risk-off market movements that characterized Fed announcements cycles. The trend continued with the taper announcement which, after a short “taper tantrum” sell-off, continued to add clarity to Fed intentions and stability to domestic markets. Time will tell if the Bank of Japan or the European Central bank follow suit.

Domestically, in addition to the clarity provided by the Fed, there continues to be bullish signs. While many are skeptical of future earnings growth since profit margins are at historic highs, it is difficult to fathom that corporate profitability is peaking while the developed world’s economy is in such a depressed state. If growth picks up (and the corporate cash hoard is put to work) profits will continue to have the ability to surprise on the upside. The flip side of earnings skepticism is the continued modest valuation of the S&P500, which at a 15x forward P/E multiple stands below the historical average valuation band. If economic conditions improve, there is plenty of room for multiple expansion.

Foreign economies looked much more dire for most of the year. Early this year, the Cypriot crisis reinforced the perception that the European crisis is far from over, with continued recession affecting much of the continent. The European slowdown also affected export markets in many emerging economies, which also had many homegrown issues including: wage pressure and weak manufacturing growth in China, rising inflation in Brazil and weakening natural gas prices in Russia (not to mention the periodic pounding of war-drums on the Korean peninsula). That said the global outlook is improving with growth in China beginning to stabilize and European recession showing indications that it may be at an end.

All sectors gained ground for the year with consumer discretionaries, healthcare (both overweights) and financials advancing the most and materials, utilities (both relative underweights) and technology trailing most other sectors. During the last 12 months the portfolio was helped by stock picks in the healthcare (Celgene and Biogen) and technology (Apple and Visa) sectors and hurt by stock picks in consumer staples (Mead Johnson) and financials (Capital One and Royal Bank of Scotland), as well as cash drag.

Over the last year, we concentrated our stock picking efforts on seeking out companies that have a definitive competitive advantage and access to consumer growth patterns, both domestically, but also in emerging markets. Areas fitting this pattern (which we called the three M’s) continue to be themes in the portfolio.

Media: which has enormous potential growth internationally through several channels and provides margin protection due to intellectual property rights (IP). The landscape has rapidly changed in this arena as content has gone digital allowing streaming video and audio services. As they are rolled out into areas with existing broadband infrastructure, services are highly scalable with little additional fixed cost, boosting margins dramatically.

Molecular Biology: which encompasses both drug companies and biotech. These firms again have protections from competition through IP and have an expanding customer base as their inroads into emerging markets become more profitable as those countries grow richer and can afford more sophisticated treatments and (to a lessor extent) as Obamacare broadens the population with healthcare coverage domestically. A slew of M&A deals have also pushed up prices in this sector recently.

Mobile: as more content migrates onto mobile platforms and more cell phones and smart phones are sold into emerging markets, companies that can leverage, capitalize and monetize their mobile presence will outmaneuver their competition.

SUB-ADVISER:
DG Capital Management, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2013 $6,605,687

Top 10 Holdings ** (% of net assets)

Biogen Idec, Inc.	3.80%
Gilead Sciences, Inc.	3.15%
Google, Inc. Class A	2.64%
American International Group, Inc.	2.59%
CBS Corp.	2.57%
Mastercard, Inc. Class A	2.57%
Citigroup, Inc.	2.54%
Adidas AG - ADR	2.48%
ACE Ltd.	2.48%
Allied World Assurance Co. Holdings AG	2.45%

% Fund Total	27.27%

**	Excludes Short-Term Investments

Country Allocation (% of net assets)

■	99.01%	Common Stocks
	1.51%	Belgium
	2.42%	Bermuda
	1.31%	Denmark
	2.25%	France
	6.62%	Germany
	1.94%	Ireland
	1.44%	Japan
	1.63%	Mexico
	3.74%	Netherlands
	11.12%	Switzerland
	4.95%	United Kingdom
	60.08%	United States
■	0.40%	Short-Term Investments
■	23.55%	Investments Purchased with Proceeds from Securities Lending
	122.96%	Total Market Value of Investments
	(22.96)%	Liabilities in Excess of Other Assets, Net
	100.00%	Total Net Assets

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*	The benchmark since inception returns are calculated since commencement of May 1, 2008 through June 30, 2013.

More recently we have also increased our allocation to industrials which should benefit from the infrastructure build out needed to exploit fracking technology. Cheap energy costs in the U.S. along with slow growing labor costs and improving productivity have also begun to encourage the on shoring of some industrial production back in the U.S. (especially in light of fast growing wages in China, and rising transport costs) which will help further boost the sector.

We will continue to seek opportunities both domestically and worldwide that meet our investment criteria in an effort to provide a good risk adjusted return for our clients going forward, and at the same time the Fund will continue to take advantage of its mandate to protect capital by tactically raising cash and use its short-selling capabilities when we believe it is warranted. Thank you for your continued support.

Respectfully,

Manu P. Daftary, Portfolio Manager

DG Capital Management

Quaker Global Tactical Allocation Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2013

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2013
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge
Class A	2.68%	5/1/2008	10.23%	16.57%	-5.09%	-4.02%	N/A	N/A	-4.59%	-3.54%
Class C	3.43%	5/1/2008	15.65%	15.65%	-4.73%	-4.73%	N/A	N/A	-4.28%	-4.28%
Institutional Class	2.43%	7/23/2008	16.87%	16.87%	N/A	N/A	N/A	N/A	-1.05%	-1.05%
MSCI World Index*			18.58%	18.58%	2.70%	2.70%	N/A	N/A	1.18%	1.18%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Morgan Stanley Capital International World Index (“MSCI World Index”) measures developed-market equity performance throughout the world. The MSCI World Index assumes reinvestment of all dividends and distributions.

2 0 1 3  A N N U A L  R E P O R T  |  7

Performance Update (Unaudited)

Quaker Mid-Cap Value Fund (QMCVX, QMCCX, QMVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Mid-Cap Value Fund (“Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap® Value Index.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the period from July 1, 2012 through June 30, 2013, the Fund generated a gain of 20.72% (before sales charges) and 14.05% (after sales charges) versus a gain of 27.65% for the Russell Midcap® Value Index. Every sector in the benchmark was up double-digits. The same was true for the Fund, except for the Information Technology and Telecommunication sectors (the fund has no exposure in telecommunication), the Information Technology sector only increased 6% due to poor performance from stocks that were either tied to the slowdown at bell weather Apple, Inc., or to the slower than expected recovery in semiconductor equipment capital spending. The Fund’s best relative performance came from the Materials sector, which increased 24% versus an increase of 14% in the benchmark. We believe our stocks did well and we avoided the worst performing industries and stocks in the sector.

In our opinion, a significant portion of the rally in equities over the past year can be attributed to the massive quantitative easing program implemented by the Federal Reserve. For the most part, the Federal Reserve’s liquidity injection had held rates on 10 year treasuries below 2 percent for the last 2 years, with rates reaching a low of 1.4% last July. With the interest rate shock to over 2.5% recently, the pace of outflows from bond funds accelerated towards the end of the second quarter, reaching $60 billion in June according to ICI. However, this still only represents less than 2% of the nearly $3.8 trillion total invested in bond funds, and additional asset reallocation could provide an increasing source of stimulus to equity markets.

Ultimately, we believe corporate performance will need to replace federal stimulus for equities to continue to perform well. Overall, returns remain high by historical standards, but growth opportunities continue to pose a challenge for management teams in the current slow growth environment. We believe our investment approach is well suited to such an environment, as we continue to focus our investments in companies with stable or improving returns on invested capital and a demonstrated ability to reinvest in the businesses.

Sincerely,

Frank Latuda, Jr. CFA

Chief Investment Officer & Portfolio Manager

Kennedy Capital Management, Inc.

SUB-ADVISER:
Kennedy Capital Management, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2013
$8,904,312

Top 10 Holdings ** (% of net assets)

Torchmark Corp.	2.51%
Huntington Bancshares, Inc.	2.50%
Timken Co.	2.46%
Regions Financial Corp.	2.43%
Hospira, Inc.	2.30%
Harman International Industries, Inc.	2.23%
Keycorp	2.17%
Protective Life Corp.	2.12%
Dana Holding Corp.	2.10%
Reinsurance Group of America, Inc., Class A	2.10%

% Fund Total	22.92%

**	Excludes Short-Term Investments

Sectors (% of net assets)
¢	83.59%	Domestic Common Stocks
	4.56%	Basic Materials
	10.69%	Consumer, Cyclical
	9.76%	Consumer, Non-cyclical
	8.95%	Energy
	15.69%	Financial
	17.27%	Industrial
	8.80%	Technology
	7.87%	Utilities
¢	5.46%	Foreign Common Stocks
¢	4.73%	Real Estate Investment Trusts
¢	5.22%	Short-Term Investments
¢	26.90%	Investments Purchased with Proceeds from Securities Lending
	125.90%	Total Market Value of Investments
	(25.90)%	Liabilities in Excess of Other Assets, Net
	100.00%	Total Net Assets

8  |  2 0 1 3  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2013.

Quaker Mid-Cap Value Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2013

Average Annualized Total Return
									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/2013
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	2.21%	12/31/1997	14.05%	20.72	4.47%	5.66%	8.29%	8.91%	6.52%	6.90%
Class C	2.96%	7/31/2000	19.84%	19.84%	4.89%	4.89%	8.11%	8.11%	7.26%	7.26%
Institutional Class	1.96%	11/21/2000	20.99%	20.99%	5.93%	5.93%	9.19%	9.19%	8.55%	8.55%
Russell Mid-Cap Value Index*			27.65%	27.65%	8.87%	8.87%	10.92%	10.92%	8.79%	8.79%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell Midcap Value® Index is a widely recognized, unmanaged index of companies included in the Russell 1000 Index with current market capitalizations between $829 million and $12.2 billion. The Russell Midcap Value Index assumes reinvestment of all dividends.

2 0 1 3  A N N U A L  R E P O R T  |  9

Performance Update (Unaudited)

Quaker Small-Cap Growth Tactical Allocation Fund (QGASX, QGCSX, QGISX)

PERFORMANCE REVIEW AND MARKET OUTLOOK

The Quaker Small-Cap Growth Tactical Allocation Fund (“The Fund”) increased 8.00% for the year ending June 30, 2013. The Russell 2000 Growth Index (“The Index”) increased 23.67% for the year. It is the benchmark against which the Fund is compared. As an absolute return strategy, the Fund will own stocks, hold cash, and sell short the Index against its equity positions. The objective of the strategy is to enable its shareholders to make money in all markets, owning small cap and microcap growth stocks only when we believe they measure a considerable margin of safety.

The equities of the Fund increased 15.77% for the fiscal year. The fund had a net equity invested position of 59.27% during the year. The average cash position was 15.35% and the average ‘short’ position was 25.38%. Importantly, the cash position and the ‘shorts’ are not derived from a macro- economic ‘top down’ view or from an assessment of the overall market’s valuation. The equities are held and owned regardless of the economic or market environment as long as they meet three strict criteria that comprise our assessment of the appropriate ‘margin of safety:’ These companies have to have a price/earnings ratio less than their anticipated growth rate of earnings; the companies must have a debt to market capitalization ratio of less than twenty five percent; and the companies must have a market price that exceeds their one-hundred and fifty day moving average price. If there are not enough equities that meet these criteria, the Fund defaults to own cash until other opportunities arise.

The decision to sell short the Index and to cover the shorts is mechanical and depends solely upon two measures of sentiment. The short position is activated when the number of advancing stocks over a ten day period exceeds the number of declining stocks by at least thirty percent. Oppositely, the position is ‘covered’ when the number of advancing stocks is at least thirty percent less than the declining stocks over the same ten day period. Generally, the strategy employs the short selling on a fairly short term basis and is effective to help preserve gains from the equities in the portfolio. It did so until the end of November of 2012 and the Fund was outperforming the Index. However, from the bottom of that market, the ten day moving average discipline triggered the short selling position but never really triggered an action to ‘cover’ those shorts. As a result, the portfolio of the Fund declined - 5.36% more than it would have if the shorts were not used. Like many other hedged strategies that seek absolute returns, the past few years’ performance of the Fund have been very disappointing, mostly because of the short position of the portfolio.

The most aggravating equity in the Fund this past year was Velti PLC. A new media advertising company, it provides advanced insights and analysis for companies wanting to advertise on the proliferating mobile devices. During the year they changed their strategy and reorganized a very successful, fast growing business. Unfortunately, their revamp was going to cost them some money, but, more importantly, time to recover their profitability. The company declined considerably in price and cost the portfolio -5.25%.

By any measure, the Fund had a disappointing year whose potential return was diminished by a large cash position, a large short position, and a large loss in a single company. It did achieve its objective by limiting downside risk to the extent that it barely dipped below par during the most difficult months of the early part of the fiscal year, especially in July and then, again, in November when the Index became untracked and declined over ten percent from its previous high. The Fund continues to maintain its hallmark profile of very low volatility of price when compared to the Index.

Stephen W. Shipman, CFA

Portfolio Manager

SUB-ADVISER:
Century Management, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2013
$3,443,885

Top 10 Holdings ** (% of net assets)

WMS Industries, Inc.	5.48%
Arbitron, Inc.	5.13%
Direxion Daily Small Cap Bear 3X Shares	4.72%
ProShares UltraPro Short Russell 2000	4.66%
Comstock Mining, Inc.	3.59%
Core-Mark Holding Co., Inc.	3.32%
Tangoe, Inc.	3.18%
Mitcham Industries, Inc.	2.92%
PowerSecure International, Inc.	2.84%
RF Micro Devices, Inc.	2.73%

% Fund Total	38.57%

**	Excludes Short-Term Investments

Sectors (% of net assets)

¢	66.34%	Domestic Common Stocks
	4.91%	Basic Materials
	6.11%	Communications
	11.97%	Consumer, Cyclical
	8.58%	Consumer, Non-cyclical
	4.05%	Energy
	3.29%	Financial
	11.02%	Industrial
	16.41%	Technology
¢	14.27%	Foreign Common Stocks
¢	9.38%	Exchange Traded Funds
¢	12.35%	Short-Term Investments
¢	24.32%	Investments Purchased with Proceeds from Securities Lending
	126.66%	Total Market Value of Investments
	(26.66)%	Liabilities in Excess of Other Assets, Net
	100.00%	Total Net Assets

10  |  2 0 1 3  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated since commencement of September 30, 2008 through June 30, 2013.

Quaker Small-Cap Growth Tactical Allocation Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2013

Average Annualized Total Return
									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/2013
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	2.28%	9/30/2008	2.02%	8.00%	N/A	N/A	N/A	N/A	2.46%	3.69%
Class C	3.03%	9/30/2008	7.08%	7.08%	N/A	N/A	N/A	N/A	2.89%	2.89%
Institutional Class	2.03%	9/30/2008	8.24%	8.24%	N/A	N/A	N/A	N/A	3.95%	3.95%
Russell 2000 Growth Index*			23.67%	23.67%	N/A	N/A	N/A	N/A	11.06%	11.06%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Index assumes reinvestment of all dividends and distributions.

2 0 1 3  A N N U A L  R E P O R T  |  11

Performance Update (Unaudited)

Quaker Small-Cap Value Fund (QUSVX, QSVCX, QSVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2013, the Fund’s performance was 23.17%, while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market) returned 24.21%. Working from the bottom up, we evaluate companies relative to their industry peers using three broad categories of attractiveness: value, management, and momentum. Value to us means fairly traditional ratios of price to fundamental value; management measures seek evidence that company management has produced and will continue to produce earnings power; and gauges of momentum help us determine when stocks might be expected to begin their ascent toward full valuation.

Our shortfall over the fiscal year can be attributed to one of the three broad categories of attractiveness we use to pick stocks —management — and was almost entirely due to the emphasis we place on earnings quality. This was most evident in the consumer discretionary sector as stocks with strong management scores, such as Apollo Group (APOL) underperformed. The Fund’s market-cap distribution also held back performance: Aronson Johnson Ortiz overweights the small-cap names in its universe and implements a corresponding underweight to the most microcap names, contrary to market preference this period. On the other hand, both value and momentum were positive influences, particularly across the Fund’s holdings in the energy, healthcare, and industrial sectors where nearly all factors worked to our advantage. Examples include Tesoro (TSO) and Alliant Techsystems (ATK).

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management and earnings power.

The Portfolio Management Team

Aronson Johnson Ortiz

SUB-ADVISER:
Aronson Johnson Ortiz, LP.

TOTAL NET ASSETS:
AS OF JUNE 30, 2013
$32,745,259

Top 10 Holdings ** (% of net assets)

GameStop Corp.	1.33%
Huntington Bancshares, Inc.	1.32%
CBOE Holdings, Inc.	1.31%
Alliant Techsystems, Inc.	1.31%
Exelis, Inc.	1.26%
NV Energy, Inc.	1.25%
Packaging Corp. of America	1.24%
Myriad Genetics, Inc.	1.23%
EMCOR Group, Inc.	1.22%
Manhattan Associates, Inc.	1.20%

% Fund Total	12.67%

**	Excludes Short-Term Investments

Sectors (% of net assets)

¢	84.48%	Domestic Common Stocks
	3.07%	Basic Materials
	6.47%	Communications
	11.41%	Consumer, Cyclical
	17.57%	Consumer, Non-cyclical
	4.98%	Energy
	14.86%	Financial
	16.34%	Industrial
	6.18%	Technology
	3.60%	Utilities
¢	10.65%	Foreign Common Stocks
¢	4.23%	Real Estate Investment Trusts
¢	2.22%	Short-Term Investments
¢	18.42%	Investments Purchased with Proceeds from Securities Lending
	120.00%	Total Market Value of Investments
	(20.00)%	Liabilities in Excess of Other Assets, Net
	100.00%	Total Net Assets

12  |  2 0 1 3  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2013.

Quaker Small-Cap Value Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2013

Average Annualized Total Return
									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/2013
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	1.96%	11/25/1996	16.41%	23.17%	5.87%	7.08%	8.53%	9.14%	9.56%	9.93%
Class C	2.71%	7/28/2000	22.24%	22.24%	6.27%	6.27%	8.34%	8.34%	8.54%	8.54%
Institutional Class	1.71%	9/12/2000	23.44%	23.44%	7.34%	7.34%	9.41%	9.41%	8.76%	8.76%
Russell 2000® Index*			24.21%	24.21%	8.77%	8.77%	9.53%	9.53%	7.75%	7.75%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Russell 2000 Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index.

2 0 1 3  A N N U A L  R E P O R T  |  13

Performance Update (Unaudited)

Quaker Strategic Growth Fund (QUAGX, QAGCX, QAGIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2013, the S&P 500 Total Return Index (the “S&P 500®”) (a broad based market proxy) gained 20.60% while the Class A shares of the Quaker Strategic Growth Fund finished the fiscal year with a total return of 19.71%. For the first half of calendar year 2013, the S&P 500® gained 13.82% while the Quaker Strategic Growth Fund rose 15.84%.

In spite of a host of headwinds, markets exhibited robust advances over the last year, with all domestic sectors gaining ground. One of the biggest surprises for the first half of 2013 was the lack of damage from the fiscal cliff tax increases, which reduced personal income without significantly impacting consumer spending. Sequestration spending cuts also took effect in early March lopping off 2% from overall government expenditures, which comprise upward of 20-25% of U.S. GDP (however much of this will be implemented over time). The real upside surprise from Washington was the bipartisan debt ceiling compromise that allowed it to avoid a repeat of the showdown that ultimately led to a downgrade in federal debt in 2011. Along with sustained consumer spending and reduced political uncertainty, the housing rebound has also begun to provide a lift to the economy. Increasing prices and a declining supply of houses has spurred new housing construction to such an extent that it has actually added to, rather than subtracted from, economic growth for the first time in six years.

All sectors gained ground for the year with consumer discretionaries, healthcare (both overweights) and financials advancing the most and tech, telecom and utilities (all relative underweights) trailing most other sectors. During the last 12 months the portfolio was helped by stock picks in the healthcare (Vertex and Celgene) and technology sectors and hurt by stock picks in consumer staples (Mead Johnson) and financials (Capital One), as well as cash drag.

Looking at the portfolio sector by sector, over the last year we concentrated our stock picking efforts on seeking out companies that have a definitive competitive advantage and a runway to consumer growth patterns, both domestically, but also in emerging markets. Areas fitting this pattern we called the three M’s, all of which continue to be themes in the portfolio.

Media: which has enormous potential growth internationally through several channels (including streaming video and audio – which is very scalable) and provides margin protection due to intellectual property rights (IP).

Molecular Biology: which encompasses both drug companies and biotech. These firms again have protections from competition through IP and have an expanding customer base as their inroads into emerging markets become more profitable as those countries grow richer and can afford more sophisticated treatments.

Mobile: as more content migrates onto mobile platforms and more cell phones and smart phones are sold into emerging markets, companies that can leverage, capitalize and monetize their mobile presence will outmaneuver their competition.

More recently we have also increased our allocation to industrials which should benefit from the infrastructure build out needed to exploit fracking technology. Cheap energy costs in the U.S. along with slow growing labor costs and improving productivity have also begun to encourage the on shoring of some industrial production back to the U.S. (especially in light of fast growing wages in China, and rising transport costs) which will help further boost the sector. We have largely avoided the utilities and telecom sectors whose bond-like characteristics and high dividend rates have driven up valuations as investors bid them up in a desperate search for yields. These same characteristics will likely work against them as interest rates begin to rise.

Going forward, earnings should play an increasingly positive role in equity markets. While profitability is high by historical standards, earnings peaks are generally associated with strong, vibrant economic activity. Given the recession in Europe, slowdown in China, emerging market doldrums and high unemployment in the U.S., it is difficult to fathom that economic activity, and the resultant earnings, have peaked.

We will continue to seek opportunities both domestically and worldwide that meet our investment criteria in an effort to provide a good risk adjusted return for our shareholders going forward, and at the same time the Fund will continue to take advantage of its mandate to protect capital by tactically raising cash and use its short-selling capabilities when we believe it is warranted. Thank you for your continued support.

Respectfully,

Manu P. Daftary, Portfolio Manager

DG Capital Management

SUB-ADVISER:
DG Capital Management, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2013
$157,789,693

Top 10 Holdings ** (% of net assets)

Biogen Idec, Inc.	3.71%
Gilead Sciences, Inc.	3.09%
American International Group, Inc.	2.52%
CBS Corp.	2.51%
Mastercard, Inc. Class A	2.47%
Citigroup, Inc.	2.46%
ACE Ltd.	2.34%
Google, Inc. Class A	2.33%
Novartis AG - ADR	2.26%
AbbVie, Inc.	2.20%
% Fund Total	25.89%

**	Excludes Short-Term Investments

Sectors (% of net assets)

¢	76.28%	Domestic Common Stocks
	1.24%	Basic Materials
	16.48%	Communications
	11.26%	Consumer, Cyclical
	25.94%	Consumer, Non-cyclical
	3.94%	Energy
	10.51%	Financial
	3.07%	Industrial
	3.84%	Technology
¢	19.35%	Foreign Common Stocks
¢	4.49%	Short-Term Investments
¢	18.97%	Investments Purchased with Proceeds from Securities Lending
	119.09%	Total Market Value of Investments
	(19.09)%	Liabilities in Excess of Other Assets, Net
	100.00%	Total Net Assets

14  |  2 0 1 3  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2013.

Quaker Strategic Growth Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2013

Average Annualized Total Return
									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/2013
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	2.30%	11/25/1996	13.12%	19.71%	-5.70%	-4.63%	5.64%	6.24%	10.75%	11.13%
Class C	3.05%	7/11/2000	18.80%	18.80%	-5.34%	-5.34%	5.45%	5.45%	2.63%	2.63%
Institutional Class	2.05%	7/20/2000	19.99%	19.99%	-4.42%	-4.42%	6.50%	6.50%	3.54%	3.54%
S&P 500® Total Return Index*			20.60%	20.60%	7.01%	7.01%	7.30%	7.30%	6.56%	6.56%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions.

2 0 1 3  A N N U A L  R E P O R T  |  15

Expense Information (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand you ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2013 through June 30, 2013.

ACTUAL EXPENSES

The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16  |  2 0 1 3   A N N U A L  R E P O R T

		Beginning Account Value (01/01/2013)	Annualized Expense Ratio for the Period	Ending Account Value (06/30/2013)	Expenses Paid During Period*

Akros Absolute Return

Actual return based on actual return of:
Class A	-3.50%	$1,000.00	1.99%	$965.00	$9.70
Class C	-3.82%	1,000.00	2.74%	961.80	13.33
Institutional Class	-3.23%	1,000.00	1.74%	967.70	8.49

Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.99%	1,014.93	9.94
Class C		1,000.00	2.74%	1,011.21	13.66
Institutional Class		1,000.00	1.74%	1,016.17	8.70

Event Arbitrage

Actual return based on actual return of:
Class A	5.69%	1,000.00	1.99%	1,056.90	10.15
Class C	5.28%	1,000.00	2.74%	1,052.80	13.95
Institutional Class	5.84%	1,000.00	1.74%	1,058.40	8.88

Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.99%	1,014.93	9.94
Class C		1,000.00	2.74%	1,011.21	13.66
Institutional Class		1,000.00	1.74%	1,016.17	8.70

Global Tactical Allocation

Actual return based on actual return of:
Class A	11.71%	1,000.00	2.69%	1,117.10	14.12
Class C	11.30%	1,000.00	3.44%	1,113.00	18.02
Institutional Class	11.91%	1,000.00	2.44%	1,119.10	12.82

Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.69%	1,011.46	13.42
Class C		1,000.00	3.44%	1,007.74	17.12
Institutional Class		1,000.00	2.44%	1,012.69	12.18

Mid-Cap Value

Actual return based on actual return of:
Class A	14.95%	1,000.00	2.11%	1,149.50	11.25
Class C	14.57%	1,000.00	2.86%	1,145.70	15.22
Institutional Class	15.09%	1,000.00	1.86%	1,150.90	9.92

Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.11%	1,014.33	10.54
Class C		1,000.00	2.86%	1,010.61	14.26
Institutional Class		1,000.00	1.86%	1,015.57	9.30

Small-Cap Growth Tactical Allocation

Actual return based on actual return of:
Class A	7.39%	1,000.00	2.44%	1,073.90	12.55
Class C	6.96%	1,000.00	3.19%	1,069.60	16.37
Institutional Class	7.52%	1,000.00	2.19%	1,075.20	11.27

Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.44%	1,012.69	12.18
Class C		1,000.00	3.19%	1,008.98	15.89
Institutional Class		1,000.00	2.19%	1,013.93	10.94

Small-Cap Value

Actual return based on actual return of:
Class A	15.86%	1,000.00	1.88%	1,158.60	10.06
Class C	15.40%	1,000.00	2.63%	1,154.00	14.05
Institutional Class	16.01%	1,000.00	1.63%	1,160.10	8.73

Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.88%	1,015.47	9.39
Class C		1,000.00	2.63%	1,011.75	13.12
Institutional Class		1,000.00	1.63%	1,016.71	8.15

Strategic Growth

Actual return based on actual return of:
Class A	15.84%	1,000.00	2.04%	1,158.40	10.92
Class C	15.37%	1,000.00	2.79%	1,153.70	14.90
Institutional Class	15.95%	1,000.00	1.79%	1,159.50	9.58

Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.04%	1,014.68	10.19
Class C		1,000.00	2.79%	1,010.96	13.91
Institutional Class		1,000.00	1.79%	1,015.92	8.95

*	Expenses are equal to the Funds’ annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.

2 0 1 3  A N N U A L  R E P O R T  |  17

Schedule of Investments

Quaker Akros Absolute Return Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Common Stocks — 19.02%

Basic Materials — 0.71%
Mining — 0.71%
Newmont Mining Corp.	1,000	$29,950
Total Basic Materials (Cost: $43,106)		29,950

Communications — 0.18%
Internet — 0.18%
IZEA, Inc. (a) •	24,500	7,619
Total Communications (Cost: $13,121)		7,619

Consumer Staple — 1.78%
Commercial Services — 1.78%
Professional Diversity Network, Inc. (a)(b)	19,000	74,670
Total Consumer Staple (Cost: $118,991)		74,670

Consumer, Cyclical — 0.00%
Leisure Time — 0.00%
TableMAX Corp. ^*(a)	13,911	8
Total Consumer, Cyclical (Cost: $24,344)		8

Consumer, Non-cyclical — 1.27%
Beverages — 0.56%
Pulse Beverage Corp. (a)	30,000	23,700

Pharmaceuticals — 0.71%
Echo Therapeutics, Inc. (a)	12,000	29,880
Total Consumer, Non-cyclical (Cost: $70,613)		53,580

Diversified — 0.53%
Holding Companies-Diversified — 0.53%
Universal Business Payment Solutions Acquisition Corp. (a) •	7,000	22,400
Total Diversified (Cost: $34,273)		22,400

Energy — 2.54%
Coal — 0.49%
Peabody Energy Corp.	1,400	20,496

Oil & Gas — 2.05%
Devon Energy Corp.	1,000	51,880
Marathon Oil Corp.	1,000	34,580
		86,460
Total Energy (Cost: $136,523)		106,956

Financial — 1.41%
Savings & Loans — 1.41%
First Pactrust Bancorp, Inc.	2,500	33,950
HF Financial Corp.	1,934	25,181
		59,131
Total Financial (Cost: $58,073)		59,131

Health Care — 6.02%
Biotechnology — 2.20%
InterMune, Inc. (a)(b)	4,000	38,480
Omeros Corp. (a)(b)	4,000	20,160
Venaxis, Inc. (a)(b)	28,000	33,600
		92,240

Pharmaceuticals — 3.82%
Anthera Pharmaceuticals, Inc. (a)	40,000	18,524
Medivation, Inc. (a)	1,000	49,200
Northwest Biotherapeutics, Inc. (a)(b)	500	1,670
Synergy Pharmaceuticals, Inc. (a)(b)	20,000	86,400
Ventrus Biosciences, Inc. (a)	2,000	4,800
		160,594
Total Health Care (Cost: $403,056)		252,834
	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Technology — 4.58%
Computers — 2.83%
Apple, Inc.	300	$118,824

Software — 1.75%
Nuance Communications, Inc. (a)	4,000	73,520
Total Technology (Cost: $206,412)		192,344
Total Domestic Common Stocks (Cost $1,108,512)		799,492

Foreign Common Stocks — 12.01%

Bermuda — 3.01%
Semiconductors — 2.25%
Marvell Technology Group Ltd.	8,100	94,851

Transportation — 0.76%
Golar LNG, Ltd.	1,000	31,890
Total Bermuda (Cost: $151,730)		126,741

Canada — 5.74%
Mining — 4.13%
Agnico Eagle Mines, Ltd. (b)	2,000	55,080
Barrick Gold Corp. (b)	6,000	94,440
Polymet Mining Corp. (a)(b)	34,000	23,800
		173,320

Oil & Gas — 1.61%
Encana Corp.	4,000	67,760
Total Canada (Cost: $325,990)		241,080

Israel — 2.28%
Biotechnology — 0.21%
Rosetta Genomics, Ltd. (a)	2,522	8,550

Mining — 1.14%
Alcobra. Ltd. (a)	7,000	47,950

Pharmaceuticals — 0.93%
Teva Pharmaceutical Industries Ltd.- ADR	1,000	39,200
Total Israel (Cost: $110,558)		95,700

Norway — 0.98%
Oil & Gas — 0.98%
Statoil ASA - ADR	2,000	41,380
Total Norway (Cost: $42,506)		41,380
Total Foreign Common Stocks (Cost $630,784)		504,901

Preferred Stocks — 2.68%

United States — 2.68%
FibroGen, Inc. ^*(a)	15,000	112,500
Total United States (Cost: $67,350)		112,500
Total Preferred Stocks (Cost $67,350)		112,500

The accompanying notes are an integral part of the financial statements.

18  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Akros Absolute Return Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Private Placements — 0.45%

Technology — 0.45%
Alien Technology ^*(a)	64	$253
Alient Technology Series A ^*(a)	4,688	18,518
Total Technology (Cost: $123,609)		18,771
Total Domestic Private Placements (Cost $123,609)		18,771

Rights — 0.00%

United States — 0.00%
Polymet Mining Corp. (a)	4,000	92
Total United States (Cost: $1,065)		92
Total Rights (Cost $1,065)		92

Warrants — 1.11%

Alien Technology, Expiration: December, 2049 ^*(a)	5	0
Synergy Pharmaceuticals, Inc., Expiration: December, 2016 (a)	22,815	41,979
Venaxis, Inc., Expiration: May, 2018 (a) ^	30,000	4,889
Total Warrants (Cost $54,425)		46,868

	Par Value	Fair Value
Corporate Bonds — 0.03%

Energy — 0.03%
Oil & Gas — 0.03%
ATP Oil & Gas Corp., 11.88%, 05/01/2015 •+	$100,000	1,250
Total Energy (Cost: $102,431)		1,250
Total Corporate Bond (Cost $102,431)		1,250

	Number of Contracts	Fair Value
Purchased Options — 0.01%

Put Options
United States — 0.01%
Barrick Gold Corp., Expiration: July, 2013
Exercise Price: $14.00	20	180
Newmont Mining Corp., Expiration: July, 2013
Exercise Price: $27.00	10	60
Total United States (Cost: $314)		240
Total Purchased Options (Cost $314)		240
	Par Value	Fair Value
Short Term Investments — 22.75%

U.S. Treasury Bills — 17.79%

U.S. Treasury Bills, 0.05%, 02/16/2014 •	$748,000	$747,623
Total Treasury Bills (Cost $747,452)		747,623

	Number of Shares	Fair Value
Money Market Funds — 4.96%

Fidelity Institutional Money Market Portfolio, 0.07% (c)	208,277	208,277
Total Money Market Funds (Cost $208,277)		208,277
Total Short Term Investments (Cost $955,729)		955,900

Investments Purchased with Proceeds from Securities Lending — 6.71%

Money Market Funds — 6.71%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% (c)(d)	281,860	281,860
Total Investments Purchased with Proceeds from Securities Lending (Cost $281,860)		281,860
Total Investments (Cost $3,326,079) — 64.77%		2,721,874
Other Assets in Excess of Liabilities, Net 35.23%		1,480,349
Total Net Assets — 100.00%		$4,202,223

Schedule of Securities Sold Short (e)
Common Stocks — 16.85%

Blackrock, Inc.	200	51,370
Canadian Pacific Railway Ltd.	500	60,690
Cincinnati Financial Corp.	2,150	98,685
Estee Lauder Companies, Inc.	1,600	105,232
Evercore Partners, Inc.	2,000	78,560
Morgan Stanley	3,000	73,290
Sherwin-Williams Co.	1,000	176,600
Toro Co.	1,400	63,574
Total Common Stocks		708,001

Exchange-Traded Funds — 10.87%

iShares Dow Jones U.S. Healthcare Providers Index Fund	2,000	167,980
SPDR S&P Homebuilders	2,000	58,840
SPDR S&P Retail	3,000	229,830
Total Exchange-Traded Funds		456,650
Total Securities Sold Short (Proceeds $777,255)		$1,164,651

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  19

Schedule of Investments

Quaker Akros Absolute Return Fund

June 30, 2013

	Number of Contracts	Fair Value
Written Options — 0.13%

Call Options
Medivation Inc., Expiration: July, 2013
Exercise Price: $55.00	10	$1,850
Newmont Mining Corp., Expiration: July, 2013
Exercise Price: $36.00	10	50
Total Call Options (Premiums Received: $2,324)		1,900

Put Options
Agnico Eagle Mines Ltd, Expiration: July, 2013
Exercise Price: $22.50	20	240
Barrick Gold Corp., Expiration: July, 2013
Exercise Price: $14.00	20	500
Canadian Pacific Railway Ltd, Expiration: July, 2013
Exercise Price: $115.00	2	210
Evercore Partners, Inc., Expiration: July, 2013
Exercise Price: $35.00 •	10	150
Ironwood Pharmaceuticals, Inc., Expiration: July, 2013
Exercise Price: $10.00	20	1,300
Newmont Mining Corp., Expiration: July, 2013
Exercise Price: $27.00	10	300
Peabody Energy Corp., Expiration: July, 2013
Exercise Price: $14.00	20	720
SPDR S&P Homebuilders ETF, Expiration: July, 2013
Exercise Price: $26.00 •	20	110
Total Put Options (Premiums Received: $4,411)		3,530
Total Written Options (Premiums Received $6,735)		$5,430

ADR- American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(e)	Securities sold short are non-income producing.
^	Indicates a fair valued security. Total market value for fair valued securities is $136,168, representing 3.24% of net assets and Level 3 securities.
*	Indicates an illiquid security. Total market value for illiquid securities is $131,279, representing 3.12% of net assets.
+	Defaulted bond
•	Level 2 securities.

The accompanying notes are an integral part of the financial statements.

20  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Common Stocks — 49.90%

Basic Materials — 0.88%
Forest Products & Paper — 0.88%
Wausau Paper Corp.	51,000	$581,400
Total Basic Materials (Cost: $429,158)		581,400

Communications — 10.60%
Internet — 2.16%
30DC, Inc. (a) •	50,000	3,750
Equinix, Inc. (a)	1,700	314,024
Keynote Systems, Inc.	30,000	592,800
Unwired Planet, Inc. (a)	266,125	518,944
		1,429,518

Media — 1.50%
News Corp. Class A (a)	46,000	703,800
Tribune Co. Class A (a)	5,000	284,500
		988,300

Telecommunications — 6.94%
Anaren, Inc. (a)	31,200	715,728
Comverse, Inc. (a)(b)	22,000	654,720
Extreme Networks, Inc. (a)	215,820	744,579
Fairpoint Communications, Inc. (a)(b)	113,300	946,055
Telephone & Data Systems, Inc.	26,000	640,900
tw telecom Inc. (a)	31,500	886,410
		4,588,392
Total Communications (Cost: $6,868,348)		7,006,210

Consumer, Cyclical — 7.99%
Apparel — 1.05%
True Religion Apparel, Inc.	22,000	696,520

Entertainment — 0.36%
EDCI Holdings, Inc.•	75,500	239,713

Home Builders — 0.86%
Lennar Corp. Class B	20,000	567,000

Lodging — 1.08%
Ameristar Casinos, Inc.	27,107	712,643
Trump Entertainment Resorts, Inc. ^*(a)	8,949	0
Trump Entertainment Resorts, Inc. ^*(a)	135	409
		713,052

Retail — 4.64%
CST Brands, Inc. (a)(b)	23,300	717,873
DSW, Inc. Class A	3,300	242,451
Regis Corp. (b)	81,000	1,330,020
The Wet Seal, Inc. (a)	164,500	774,795
		3,065,139
Total Consumer, Cyclical (Cost: $4,836,554)		5,281,424

Consumer, Non-cyclical — 8.11%
Biotechnology — 1.68%
Cadus Corp. (a)	214,729	300,621
Life Technologies Corp. (a)	8,700	643,887
Maxygen, Inc.	68,000	168,640
		1,113,148

Commercial Services — 0.81%
The Brink’s Co.	9,400	239,794
SAIC, Inc. (b)	21,000	292,530
		532,324
	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Cosmetics & Personal Care — 1.21%
CCA Industries, Inc.	104,402	$334,087
Physicians Formula Holdings, Inc. ^*	95,600	468,439
		802,526

Food — 4.37%
Dean Foods Co. (a)	40,000	400,800
Mondelez International, Inc.	25,800	736,074
Whitewave Foods Co. Class A (a)(b)	71,017	1,154,026
Whitewave Foods Co. Class B (a)	39,552	601,190
		2,892,090

Healthcare-Products — 0.04%
Synovis Life Technologies, Inc. ^(a)	43,000	22,730

Pharmaceuticals — 0.00%
INYX, Inc. (a)	167,850	269
Total Consumer, Non-cyclical (Cost: $5,705,768)		5,363,087

Diversified — 0.00%
Holding Companies-Diversified — 0.00%
Stoneleigh Partners Acquisition Corp. ^*(a)	400	0
Total Diversified (Cost: $0)		0

Energy — 2.01%
Coal — 0.79%
CONSOL Energy, Inc. (b)	19,300	523,030
Oil & Gas — 0.62%
Hess Corp.	6,200	412,238

Oil & Gas Services — 0.60%
Lufkin Industries, Inc.	4,469	395,372
Total Energy (Cost: $1,385,308)		1,330,640

Healthcare — 1.14%
Healthcare-Services — 1.14%
Diagnostic Services Holdings, Inc. ^(a)	10,221	756,438
Total Healthcare (Cost: $735,000)		756,438

Industrial — 4.31%
Aerospace & Defense — 1.49%
API Technologies Corp. (a)(b)	351,505	984,214

Environmental Control — 1.18%
Calgon Carbon Corp. (a)(b)	47,000	783,960

Machinery-Diversified — 0.80%
Gardner Denver, Inc.	7,000	526,260

Miscellaneous Manufacturing — 0.84%
SPX Corp.	7,700	554,246
Total Industrial (Cost: $2,938,522)		2,848,680

Technology — 14.51%
Computers — 3.71%
CACI International, Inc. (a)	12,300	780,927
Computer Horizons Corp. ^*	65,000	0
NetApp, Inc. (a)	24,700	933,166
STEC, Inc. (a)	110,000	739,200
		2,453,293

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L R E P O R T  |  21

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Semiconductors — 4.48%
DSP Group, Inc. (a)	81,522	$677,448
Emulex Corp. (a)	100,000	652,000
Integrated Device Technology, Inc. (a)	146,000	1,159,240
Tessera Technologies, Inc.	5,000	104,000
TriQuint Semiconductor, Inc. (a)(b)	53,000	367,290
		2,959,978

Software — 6.32%
Allscripts Healthcare Solutions, Inc. (a)	55,000	711,700
Compuware Corp. (a)	25,000	258,750
Contra Softbrands, Inc. ^*(a)	5,000	0
Network-1 Security Solutions, Inc. (a)	235,000	423,000
Nuance Communications, Inc. (a)	50,500	928,190
Seachange International, Inc. (a)	86,105	1,008,290
VMware, Inc. (a)(b)	12,700	850,773
		4,180,703
Total Technology (Cost: $9,026,101)		9,593,974

Utilities — 0.35%
Electric — 0.35%
National Fuel Gas Co.	4,000	231,800
Total Utilities (Cost: $234,060)		231,800
Total Domestic Common Stocks (Cost $32,158,819)		32,993,653

Foreign Common Stocks — 5.90%

Australia — 0.71%
Agriculture — 0.71%
GrainCorp Ltd.	41,000	471,333
Total Australia (Cost: $522,823)		471,333

Bermuda — 0.37%
Real Estate — 0.37%
Brookfield Property Partners LP (b)	12,000	$243,600
Total Bermuda (Cost: $257,080)		243,600

Canada — 0.49%
Mining — 0.02%
Sacre-Coeur Minerals Ltd. (a) •	109,444	13,008

Retail — 0.47%
RONA, Inc. (a)	30,000	310,069
Total Canada (Cost: $370,933)		323,077

Germany — 1.17%
Holding Companies-Diversified — 0.01%
KHD Humboldt Wedag International AG	1,014	6,100

Media — 1.16%
Kabel Deutschland Holding AG	7,000	768,828
Total Germany (Cost: $787,639)		774,928

United Kingdom — 3.16%
Media — 1.42%
Liberty Global PLC Series A (a)	3,092	229,032
Liberty Global PLC Series C (a)	10,449	709,355
		938,387
	Number of Shares	Fair Value
Foreign Common Stocks (Continued)

Telecommunications — 1.74%
Vodafone Group PLC - ADR	40,000	$1,149,600
Total United Kingdom (Cost: $1,965,440)		2,087,987
Total Foreign Common Stocks (Cost $3,903,915)		3,900,925

Preferred Stocks — 0.93%

United States — 0.93%
Diagnostic Services Holdings, Inc. ^*(a)	613	613,000
GeoMet, Inc., 9.60% (a)•	3	23
		613,023
Total United States (Cost: $613,030)		613,023
Total Preferred Stocks (Cost $613,030)		613,023

Real Estate Investment Trusts — 1.54%

United States — 1.54%
CommonWealth	22,000	508,640
MPG Office Trust, Inc. (a)	20,000	507,800
		1,016,440
Total United States (Cost: $1,087,651)		1,016,440
Total Real Estate Investment Trusts (Cost $1,087,651)		1,016,440

Rights — 0.00%

United States — 0.00%
Petrocorp, Inc. Escrow ^*(a)	200	0
Total United States (Cost: $0)		0
Total Rights (Cost $0)		0

Warrants — 0.75%

Barclays Bank PLC, Expiration: December, 2014 (a) •	37,853	492,846
Total Warrants (Cost $430,010)		492,846

	Par Value	Fair Value
Asset Backed Securities — 4.54%

United States — 4.54%
AFC Home Equity Loan Trust Class 1A, Series 2000-2, 0.98%, 06/25/2030 ▲•	$15,392	13,621
Citigroup Mortgage Loan Trust, Inc. Class M3, Series 2005-OPT1, 0.90%, 02/25/2035 ▲•	631,228	572,685
Countrywide Alternative Loan Trust Class 2A2A, Series 2006-OC5, 0.36%, 06/25/2046 ▲•	98,250	74,652
Countrywide Asset-Backed Certificates Class A6, Series 2006-S6, 5.66%, 03/25/2034 ▲•	90,519	100,713
Countrywide Asset-Backed Certificates Class M1, Series 2006-BC4, 0.48%, 11/25/2036 ^*▲	3,000,000	240,000

The accompanying notes are an integral part of the financial statements.

22  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2013

	Par Value	Fair Value
Asset Backed Securities (Continued)

United States (Continued)
Countrywide Asset-Backed Certificates Class M1, Series 2006-23, 0.44%, 05/25/2037 ▲•	$1,800,000	$32,778
Countrywide Asset-Backed Certificates Class 2M2, Series 2007-11, 0.51%, 09/25/2037 ▲•	1,812,361	5,923
Countrywide Home Equity Loan Trust Class 2A, Series 2005-A, 0.43%, 04/15/2035 ▲•	41,906	33,470
Countrywide Home Equity Loan Trust Class 2A, Series 2006-G, 0.34%, 10/15/2036 ▲•	155,286	112,558
Long Beach Mortgage Loan Trust Class 2M1, Series 2002-1, 1.32%, 05/25/2032 ▲•	979,657	904,555
Structured Asset Investment Loan Trust Class M1, Series 2003-BC9, 1.24%, 08/25/2033 ▲•	574,426	523,311
Structured Asset Securities Corp. Class M6, Series 2005-WF2, 0.85%, 05/25/2035 ▲•	479,000	388,142
		3,002,408
Total United States (Cost: $3,653,779)		3,002,408
Total Asset Backed Securities (Cost $3,653,779)		3,002,408

Convertible Bonds — 1.00%

United States — 1.00%
Frontline Bermuda Ltd. 4.50%, 04/14/2015 ^*	1,000,000	503,750
U.S. Concrete, Inc. 9.50%, 08/31/2015 #•	100,000	156,688
		660,438
Total United States (Cost: $647,424)		660,438
Total Convertible Bonds (Cost $647,424)		660,438

Corporate Bonds — 3.13%

Basic Materials — 0.00%
Forest Products & Paper — 0.00%
NewPage Corp.10.00%, 05/01/2012 ^*+•	300,000	0
Total Basic Materials (Cost: $198,770)		0

Consumer, Cyclical — 0.92%
Auto Parts & Equipment — 0.92%
Exide Technologies 8.625%, 02/01/2018 +•	1,000,000	610,000
Total Consumer, Cyclical (Cost: $583,750)		610,000

Energy — 0.48%
Oil, Gas & Coal — 0.48%
OGX Petroleo e Gas Participacoes SA 8.50%, 06/01/2018 •	1,000,000	315,000
Total Energy (Cost: $377,964)		315,000

Financial — 1.73%
Diversified Financial Services — 1.73%
Credit Suisse Securities USA LLC 10.00%, 07/31/2014 •	500,000	488,300
Credit Suisse Securities USA LLC 10.50%, 09/05/2014 •	500,000	486,250
Lehman Brothers Holdings, Inc. 4.55%, 07/08/2014 +•	110,000	26,675
Lehman Brothers Holdings, Inc. 5.32%, 02/17/2015 +•	130,000	29,738
Lehman Brothers Holdings, Inc. 5.50%, 02/27/2020 +•	100,000	22,875
Lehman Brothers Holdings, Inc. 7.00%, 01/28/2020 +•	100,000	22,875
Lehman Brothers Holdings, Inc. 8.25%, 09/23/2020 +•	100,000	20,630
Lehman Brothers Holdings, Inc. 8.75%, 02/14/2023 +•	200,000	45,750
		1,143,093
	Par Value	Fair Value
Corporate Bonds (Continued)

Venture Capital — 0.00%
Infinity Capital Group 7.00%, 12/31/2049 ^*•	$25,000	$0
Total Financial (Cost: $1,150,451)		1,143,093

Utilities — 0.00%
Electric — 0.00%
Mirant Corp. 2.50%, 06/15/2021 ^*+•	20,000	0
Total Utilities (Cost: $0)		0
Total Corporate Bonds (Cost $2,310,935)		2,068,093

Mortgage Backed Securities — 2.84%

United States — 2.84%
GSR Mortgage Loan Trust Class B2, Series 2005-5F, 5.76%, 06/25/2035 ▲•	629,075	413,903
LB-UBS Commercial Mortgage Trust Class C, Series 2006-C3, 5.70%, 03/15/2039 *▲•	750,000	618,092
Morgan Stanley Capital I Trust Class B, Series 2007-T25, 5.61%, 11/12/2049 #▲•	500,000	350,296
Wachovia Bank Commercial Mortgage Trust Class E, Series 2003-C9, 5.29%, 12/15/2035 ▲•	500,000	496,941
		1,879,232
Total United States (Cost: $1,987,527)		1,879,232
Total Mortgage Backed Securities (Cost $1,987,527)		1,879,232

Municipal Bonds — 1.45%

United States — 1.45%
City of Detroit MI Water Supply System Revenue, Second Lien, Series C, 4.50%, 07/01/2029 •	205,000	193,372
City of Detroit MI Water Supply System Revenue, Senior Lien, Series A, 5.00%, 07/01/2034 •	500,000	482,975
City of Detroit MI Water Supply System Revenue, Senior Lien, Series A, 5.00%, 07/01/2036 •	200,000	191,822
City of Detroit MI Water Supply System Revenue, Senior Lien, Series C, 5.00%, 07/01/2041 •	95,000	87,872
		956,041
Total United States (Cost: $972,788)		956,041
Total Municipal Bonds (Cost $972,788)		956,041

Term Loan — 0.77%

United States — 0.77%
Diagnostic Services Holdings, Inc. 14.50%, 05/05/2016 ^*	511,054	511,054
Total United States (Cost: $511,054)		511,054
Total Term Loan (Cost $511,054)		511,054

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  23

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2013

	Number of Contracts	Fair Value
Purchased Options — 2.15%

Call Options — 1.74%
American Tower Corp., Expiration: January, 2014 Exercise Price: $77.50	385	$157,850
The Brink’s Co., Expiration: December, 2013 Exercise Price: $27.00 ^	94	17,578
Calgon Carbon Corp., Expiration: December, 2013 Exercise Price: $17.35 ^	470	55,460
Chesapeake Energy Corp., Expiration: January, 2014 Exercise Price: $18.00	550	199,100
DSW, Inc., Expiration: December, 2013 Exercise Price: $70.00 ^	33	25,179
Emulex Corp., Expiration: December, 2013 Exercise Price: $6.20 ^	500	41,500
Fairpoint Communications, Inc., Expiration: December, 2013 Exercise Price: $7.85 ^	800	120,800
Integrated Device Technology, Inc., Expiration: December, 2013 Exercise Price: $7.00 ^	490	72,030
InterMune, Inc., Expiration: January, 2014 Exercise Price: $11.00 •	1,220	168,970
Regis Corp., Expiration: December, 2013 Exercise Price: $18.50 ^	285	19,950
SAIC, Inc., Expiration: December, 2013 Exercise Price: $14.00 ^	210	17,640
Wausau Paper Corp., Expiration: December, 2013 Exercise Price: $10.75 ^	510	62,220
The Wet Seal, Inc., Expiration: December, 2013 Exercise Price: $3.75 ^	1,645	194,110
Total Call Options (Cost: $1,068,571)		1,152,387

Put Options — 0.41%
Lennar Corp., Expiration: November, 2013 Exercise Price: $42.00 •	200	152,500
Liberty Global, Inc., Expiration: July, 2013 Exercise Price: $75.00	129	30,960
Verizon Communications, Inc., Expiration: October, 2013 Exercise Price: $55.00 •	140	84,700
WhiteWave Foods Co., Expiration: July, 2013 Exercise Price: $15.00 •	324	4,050
Total Put Options (Cost: $389,058)		272,210
Total Purchased Options (Cost $1,457,629)		1,424,597

	Number of Shares	Fair Value
Short-Term Investments — 12.89%
Money Market Funds — 12.89%

Fidelity Institutional Money Market Portfolio, 0.07% (c)	8,521,553	8,521,553
Total Short-Term Investments (Cost $8,521,553)		8,521,553
	Number of Shares	Fair Value
Investments Purchased with Proceeds from Securities Lending — 6.46%

Money Market Funds — 6.46%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% (c)(d)	4,272,213	$4,272,213
Total Investments Purchased with Proceeds from Securities Lending (Cost $4,272,213)		4,272,213
Total Investments (Cost $62,528,327) — 94.25%		62,312,516
Other Assets in Excess of Liabilities, Net 5.75%		3,802,284
Total Net Assets — 100.00%		$66,114,800

Schedule of Securities Sold Short (e)
Common Stocks — 1.91%

Intermec, Inc.	80,000	786,400
NetSpend Holdings, Inc.	30,000	479,100
Total Common Stocks (Proceeds $1,260,016)		$1,265,500

	Number of Contracts	Fair Value
Written Options — 2.70%

Call Options — 2.60%
Allscripts Healthcare Solutions, Inc., Expiration: July, 2013 Exercise Price: $13.00	550	19,250
American Tower Corp., Expiration: January, 2014 Exercise Price: $85.00	385	74,112
The Brink’s Co., Expiration: December, 2013 Exercise Price: $30.00 •	188	14,570
CACI International, Inc., Expiration: July, 2013 Exercise Price: $57.50 •	50	31,000
CACI International, Inc., Expiration: August, 2013 Exercise Price: $55.00 •	73	65,700
Calgon Carbon Corp., Expiration: December, 2013 Exercise Price: $19.00 ^	940	61,100
Chesapeake Energy Corp., Expiration: January, 2014 Exercise Price: $25.00	550	37,950
Comverse, Inc., Expiration: July, 2013 Exercise Price: $28.25 ^	220	44,880
CST Brands, Inc., Expiration: July, 2013 Exercise Price: $30.00 •	233	30,873
DSW, Inc., Expiration: December, 2013 Exercise Price: $73.00 ^	66	39,666
Emulex Corp., Expiration: December, 2013 Exercise Price: $7.00 ^	1,000	47,000
Fairpoint Communications, Inc., Expiration: December, 2013 Exercise Price: $9.25 ^	1,600	163,200
Fairpoint Communications, Inc., Expiration: July, 2013 Exercise Price: $7.50 •	333	28,305
Integrated Device Technology, Inc., Expiration: December, 2013 Exercise Price: $7.80 ^	980	97,020
InterMune, Inc., Expiration: January, 2014 Exercise Price: $14.00 •	1,220	83,570
Lennar Corp., Expiration: November, 2013 Exercise Price: $42.00 •	200	33,000

The accompanying notes are an integral part of the financial statements.

24  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2013

	Number of Contracts	Fair Value
Written Options (Continued)

Liberty Global, Inc., Expiration: July, 2013 Exercise Price: $75.00	129	$16,770
NetApp, Inc., Expiration: July, 2013 Exercise Price: $34.00 •	247	95,095
Nuance Communications, Inc., Expiration: July, 2013 Exercise Price: $18.00	200	18,000
Regis Corp., Expiration: December, 2013 Exercise Price: $20.50 ^	570	18,810
SAIC, Inc., Expiration: December, 2013 Exercise Price: $15.00 ^	420	19,320
SPX Corp., Expiration: July, 2013 Exercise Price: $65.00 •	77	56,595
Telephone & Data Systems, Inc., Expiration: July, 2013 Exercise Price: $22.50 •	260	57,850
tw telecom Inc., Expiration: July, 2013 Exercise Price: $26.00 ^	135	32,265
tw telecom Inc., Expiration: July, 2013 Exercise Price: $28.30 ^	180	14,220
Verizon Communications, Inc., Expiration: October, 2013 Exercise Price: $55.00	140	6,440
VMware, Inc., Expiration: July, 2013 Exercise Price: $60.00 •	67	49,580
Wausau Paper Corp., Expiration: December, 2013 Exercise Price: $11.60 ^	1,020	81,600
The Wet Seal, Inc., Expiration: December, 2013 Exercise Price: $4.25 ^	3,290	276,360
WhiteWave Foods Co., Expiration: July, 2013 Exercise Price: $15.00 •	840	105,000
Total Call Options (Premiums Received $1,584,143)		1,719,101
	Number of Contracts	Fair Value
Written Options (Continued)

Put Options — 0.10%
Health Management Associates, Inc., Expiration: July, 2013 Exercise Price: $11.00 •	636	$1,590
Hess Corp., Expiration: July, 2013 Exercise Price: $57.50 •	60	870
Iron Mountain Incorporated, Expiration: July, 2013 Exercise Price: $26.50 ^	226	14,238
Mondelez International, Inc., Expiration: July, 2013 Exercise Price: $26.00	288	1,440
Nabors Industries Ltd., Expiration: July, 2013 Exercise Price: $14.00	357	3,927
Noble Corp., Expiration: July, 2013 Exercise Price: $35.00	230	7,360
NRG Energy, Inc., Expiration: July, 2013 Exercise Price: $26.00	230	6,900
SAIC, Inc., Expiration: August, 2013 Exercise Price: $13.00	250	4,000
SPX Corp., Expiration: July, 2013 Exercise Price: $70.00	57	4,845
Tessera Technologies, Inc., Expiration: July, 2013 Exercise Price: $19.70	200	4,000
Time Warner, Inc,, Expiration: July, 2013 Exercise Price: $56.30 ^	124	6,944
The Timken Co., Expiration: August, 2013 Exercise Price: $50.00	120	7,200
Total Put Options (Premiums Received $83,577)		63,314
Total Written Options (Premiums Received $1,667,720)		$1,782,415

Forward Currency Contracts

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value on June 30, 2013 of Currency to be Delivered	Currency to be Received	U.S. $ Value on June 30, 2013 of Currency to be Received	Unrealized Depreciation
7/31/2013	Brown Brother Harriman & Co.	596,054 Euro	$775,958	775,538 U.S. Dollar	$775,538	$(420)

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security out on loan.
(c)	Rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(e)	Securities sold short are non-income producing.
^	Indicates a fair valued security. Total market value for fair valued securities is $2,825,664, representing 4.27% of net assets and Level 3 securities.
*	Indicates an illiquid security. Total market value for illiquid securities is $2,954,744, representing 4.47% of net assets.
+	Defaulted Bond
#	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended.
▲	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
•	Level 2 securities.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T | 25

Schedule of Investments

Quaker Global Tactical Allocation Fund

June 30, 2013

	Number of Shares	Fair Value
Common Stocks — 99.01%

Belgium — 1.51%
Anheuser-Busch InBev NV - ADR	1,105	$99,737
Total Belgium (Cost $82,478)		99,737

Bermuda — 2.42%
Arch Capital Group Ltd. (a)(b)	3,110	159,885
Total Bermuda (Cost $122,263)		159,885

Denmark — 1.31%
Novo Nordisk - ADR	560	86,783
Total Denmark (Cost $92,449)		86,783

France — 2.25%
Sanofi - ADR	2,890	148,864
Total France (Cost $131,939)		148,864

Germany — 6.62%
Adidas AG - ADR (b)	3,030	164,044
Bayerische Motoren Werke AG - ADR (b)	4,710	137,202
SAP AG - ADR (b)	1,870	136,192
		437,438
Total Germany (Cost $367,167)		437,438

Ireland — 1.94%
Ryanair Holdings PLC - ADR	2,480	127,794
Total Ireland (Cost $105,007)		127,794

Japan — 1.44%
Toyota Motor Corp. - ADR	790	95,321
Total Japan (Cost $96,822)		95,321

Mexico — 1.63%
Fomento Economico Mexicano SAB de CV - ADR	1,045	107,834
Total Mexico (Cost $94,207)		107,834

Netherlands — 3.74%
Koninklijke Philips NV - ADR (b)	5,385	146,418
Unilever NV - ADR (b)	2,555	100,437
		246,855
Total Netherlands (Cost $235,002)		246,855

Switzerland — 11.12%
ACE Ltd.	1,830	163,748
Allied World Assurance Co. Holdings AG (b)	1,770	161,973
Novartis AG - ADR (b)	2,165	153,087
Roche Holdings, Ltd. - ADR (b)	1,890	116,925
Syngenta AG - ADR	1,780	138,591
		734,324
Total Switzerland (Cost $658,623)		734,324

United Kingdom — 4.95%
Diageo PLC - ADR	730	83,913
GlaxoSmithKline PLC - ADR	2,180	108,935
InterContinental Hotels Group PLC - ADR	4,882	134,109
		326,957
Total United Kingdom (Cost $312,076)		326,957
	Number of Shares	Fair Value
Common Stocks (Continued)

United States — 60.08%
AbbVie, Inc.	3,640	$150,478
Akamai Technologies, Inc. (a)	1,270	54,039
Amazon.com, Inc. (a)	485	134,680
American International Group, Inc. (a)	3,825	170,978
Anadarko Petroleum Corp.	1,610	138,347
Best Buy, Inc. (b)	4,900	133,917
Biogen Idec, Inc. (a)	1,165	250,708
CBS Corp.	3,480	170,068
Celgene Corp. (a)	1,170	136,785
Citigroup, Inc.	3,495	167,655
Delta Air Lines, Inc. (a)	7,530	140,886
eBay, Inc. (a)	2,010	103,957
Gilead Sciences, Inc. (a)(b)	4,065	208,169
Google, Inc. Class A (a)	198	174,313
Intel Corp.	4,200	101,724
Las Vegas Sands Corp.	2,630	139,206
Marathon Oil Corp.	3,780	130,712
Mastercard, Inc. Class A	295	169,477
Mead Johnson Nutrition Co.	1,745	138,256
Mondelez International, Inc.	3,500	99,855
Monsanto Co.	845	83,486
News Corp.	4,300	140,180
Onyx Pharmaceuticals, Inc. (a)(b)	1,225	106,355
Time Warner, Inc. (b)	2,340	135,299
United Continental Holdings, Inc. (a)(b)	4,380	137,050
Vertex Pharmaceuticals, Inc. (a)	1,300	103,831
Viacom, Inc.	2,040	138,822
Visa, Inc. (b)	755	137,976
Walgreen Co.	1,170	51,714
Waters Corp. (a)	195	19,510
		3,968,433
Total United States (Cost $3,579,268)		3,968,433
Total Common Stocks Cost ($5,877,301)		6,540,225

Short-Term Investments — 0.40%
Money Market Funds — 0.40%
Fidelity Institutional Money Market Portfolio, 0.07% (c)	26,765	26,765
Total Short-Term Investments Cost ($26,765)		26,765

Investments Purchased with Proceeds from Securities Lending — 23.55%
Money Market Funds — 23.55%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% (c)(d)	1,555,375	1,555,375
Total Investments Purchased with Proceeds from Securities Lending (Cost $1,555,375)		1,555,375
Total Investments (Cost $7,459,441) — 122.96%		8,122,365
Liabilities in Excess of Other Assets, Net (22.96)%		(1,516,678)
Total Net Assets — 100.00%		$6,605,687

The accompanying notes are an integral part of the financial statements.

26  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Global Tactical Allocation Fund

June 30, 2013

Schedule of Securities Sold Short (e)	Number of Shares	Fair Value
Exchange-Traded Funds — 3.23%

CurrencyShares Australian Dollar Trust	2,330	$213,428
Total Exchange-Traded Funds		213,428
Total Securities Sold Short (Proceeds: $235,453)		$213,428

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(e)	Securities sold short are non-income producing.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  27

Schedule of Investments

Quaker Mid-Cap Value Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Common Stocks — 83.59%

Basic Materials — 4.56%
Chemicals — 2.67%
Axiall Corp.	3,045	$129,656
FMC Corp. (b)	1,779	108,626
		238,282

Iron & Steel Production — 1.89%
Steel Dynamics, Inc. (b)	11,268	168,006
Total Basic Materials (Cost: $296,751)		406,288

Consumer, Cyclical — 10.69%
Airlines — 1.87%
Southwest Airlines Co.	12,920	166,539

Auto Parts & Equipment — 2.10%
Dana Holding Corp. (b)	9,731	187,419

Distribution & Wholesale — 1.32%
Fossil Group, Inc. (a)	1,134	117,154

Home Furnishings — 2.23%
Harman International Industries, Inc.	3,664	198,589

Retail — 3.17%
Darden Restaurants, Inc.	2,203	111,207
Kohl’s Corp.	3,381	170,774
		281,981
Total Consumer, Cyclical (Cost: $797,655)		951,682

Consumer, Non-cyclical — 9.76%
Food — 2.01%
Tyson Foods, Inc. (b)	6,970	178,990

Healthcare-Products — 6.03%
Hospira, Inc. (a)(b)	5,338	204,499
St. Jude Medical, Inc. (b)	3,494	159,431
Zimmer Holdings, Inc.	2,304	172,662
		536,592

Pharmaceuticals — 1.72%
Forest Laboratories, Inc. (a)	3,735	153,135
Total Consumer, Non-cyclical (Cost: $675,746)		868,717

Energy — 8.95%
Oil & Gas — 7.57%
Atwood Oceanics, Inc. (a)	3,275	170,464
Denbury Resources, Inc. (a)	8,647	149,766
Energen Corp. (b)	2,205	115,233
Helmerich & Payne, Inc. (b)	2,402	150,005
Whiting Petroleum Corp. (a)	1,925	88,723
		674,191

Oil Equipment & Services — 1.38%
Oil States International, Inc. (a)	1,323	122,563
Total Energy (Cost: $619,680)		796,754

Financial — 15.69%
Banks — 8.96%
First Horizon National Corp. (b)	14,765	165,368
Huntington Bancshares, Inc. (b)	28,266	222,736
Keycorp (b)	17,533	193,564
Regions Financial Corp.	22,688	216,217
		797,885
	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Insurance — 6.73%
Protective Life Corp.	4,910	$188,593
Reinsurance Group of America, Inc., Class A	2,711	187,357
Torchmark Corp.	3,435	223,756
		599,706
Total Financial (Cost: $977,616)		1,397,591

Industrial — 17.27%
Electronics — 3.71%
Jabil Circuit, Inc.	8,293	169,011
Woodward, Inc.	4,036	161,440
		330,451

Hand & Machine Tools — 1.49%
Regal-Beloit Corp.	2,045	132,598

Machinery-Diversified — 4.09%
AGCO Corp.	3,731	187,259
Roper Industries, Inc.	1,426	177,138
		364,397

Metal Fabricate & Hardware — 4.22%
Timken Co.	3,889	218,873
Valmont Industries, Inc.	1,098	157,113
		375,986

Miscellaneous Manufacturing — 3.76%
Parker Hannifin Corp. (b)	1,877	179,066
Trinity Industries, Inc.	4,045	155,490
		334,556
Total Industrial (Cost: $1,367,688)		1,537,988

Technology — 8.80%
Computers — 1.88%
NetApp, Inc. (a)	4,441	167,781

Semiconductors — 6.92%
KLA-Tencor Corp.	2,751	153,313
ON Semiconductor Corp. (a)(b)	20,563	166,149
Skyworks Solutions, Inc. (a)	6,602	144,518
Teradyne, Inc. (a)(b)	8,669	152,314
		616,294
Total Technology (Cost: $695,994)		784,075

Utilities — 7.87%
Electric — 4.35%
Northeast Utilities	2,686	112,866
Westar Energy, Inc. (b)	4,497	143,724
Xcel Energy, Inc.	4,608	130,591
		387,181

Gas — 3.52%
Centerpoint Energy, Inc.	6,321	148,480
Questar Corp.	3,404	81,185
UGI Corp.	2,137	83,578
		313,243
Total Utilities (Cost: $502,217)		700,424
Total Domestic Common Stocks Cost ($5,933,347)		7,443,519

The accompanying notes are an integral part of the financial statements.

28  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Mid-Cap Value Fund

June 30, 2013

	Number of Shares	Fair Value
Foreign Common Stocks — 5.46%

Bermuda — 1.57%
Diversified Financial Services — 1.57%
Invesco Ltd .	4,379	$139,252
Total Bermuda (Cost: $59,854)		139,252

Canada — 3.89%
Apparel — 1.89%
Gildan Activewear, Inc., Class A	4,161	168,562
Oil & Gas — 2.00%
Ultra Petroleum Corp. (a)(b)	8,983	178,043
Total Canada (Cost: $303,079)		346,605
Total Foreign Common Stocks Cost ($362,933)		485,857

Real Estate Investment Trusts — 4.73%

BioMed Realty Trust Inc.	8,884	179,723
Camden Property Trust	1,167	80,686
Host Hotels & Resorts, Inc.	9,517	160,552
		420,961
Total Real Estate Investment Trusts Cost ($318,155)		420,961

Short-Term Investments — 5.22%

Money Market Funds — 5.22%
Fidelity Institutional Money Market Portfolio, 0.07% (c)	465,061	465,061
Total Short-Term Investments Cost ($465,061)		465,061

Investments Purchased with Proceeds from Securities Lending — 26.90%

Money Market Funds — 26.90%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% (c)(d)	2,395,433	2,395,433
Total Investments Purchased with Proceeds from Securities Lending (Cost $2,395,433)		2,395,433
Total Investments (Cost $9,474,929) — 125.90%		11,210,831
Liabilities in Excess of Other Assets, Net (25.90)%		(2,306,519)
Total Net Assets — 100.00%		$8,904,312
(a)	Non-income producing security.
(b)	All or a portion of the security out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  29

Schedule of Investments

Quaker Small-Cap Growth Tactical Allocation Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Common Stocks — 66.34%

Basic Materials — 4.91%
Iron/Steel — 1.32%
Sutor Technology Group Ltd. (a)	30,000	$45,600

Mining — 3.59%
Comstock Mining, Inc. (a)(b)	75,000	123,750
Total Basic Materials (Cost: $200,511)		169,350

Communications — 6.11%
Internet — 3.38%
AOL, Inc. (b)	1,000	36,480
Blucora, Inc. (a)(b)	4,300	79,722
		116,202

Telecommunications — 2.73%
RF Micro Devices, Inc. (a)	17,600	94,160
Total Communications (Cost: $207,322)		210,362

Consumer, Cyclical — 11.97%
Apparel — 0.95%
Joes Jeans, Inc. (a)	20,000	32,800

Auto Parts & Equipment — 2.22%
Cooper Tire & Rubber Co.	2,300	76,291

Distribution & Wholesale — 3.32%
Core-Mark Holding Co., Inc. (b)	1,800	114,300

Leisure Time — 5.48%
WMS Industries, Inc. (a)	7,400	188,774
Total Consumer, Cyclical (Cost: $366,162)		412,165

Consumer, Non-cyclical — 8.58%
Commercial Services — 5.12%
Arbitron, Inc.	3,800	176,510

Pharmaceuticals — 3.46%
Santarus, Inc. (a)	3,500	73,675
SIGA Technologies, Inc. (a)(b)	16,000	45,440
		119,115
Total Consumer, Non-cyclical (Cost: $311,743)		295,625

Energy — 4.05%
Energy-Alternate Sources — 1.13%
Renewable Energy Group, Inc. (a)	2,725	38,777

Oil & Gas Services — 2.92%
Mitcham Industries, Inc. (a)(b)	6,000	100,680
Total Energy (Cost: $114,575)		139,457

Financial — 3.29%
Diversified Financial Services — 1.59%
Gain Capital Holdings, Inc.	8,700	54,897

Insurance — 1.70%
HCI Group, Inc.	1,900	58,368
Total Financial (Cost: $110,818)		113,265

Industrial — 11.02%
Building Materials — 2.48%
Trex Co., Inc. (a)	1,800	85,482

Electrical Components & Equipment — 6.61%
Active Power, Inc. (a)	14,000	58,520
American Electric Technologies, Inc. (a)	10,000	71,300
PowerSecure International, Inc. (a)	6,500	97,695
		227,515
	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Hand & Machine Tools — 1.93%
Hardinge, Inc.	4,500	$66,510
Total Industrial (Cost: $358,764)		379,507

Technology — 16.41%
Computers — 8.47%
CIBER, Inc. (a)	14,000	46,760
The KEYW Holding Corp. (a)	2,700	35,775
Maxwell Technologies, Inc. (a)(b)	12,000	85,800
Synaptics, Inc. (a)	1,900	73,264
Uni-Pixel, Inc. (a)(b)	3,400	50,014
		291,613

Semiconductors — 4.76%
Diodes, Inc. (a)	2,400	62,328
IXYS Corp.	4,100	45,346
MoSys, Inc. (a)	14,000	56,280
		163,954

Software — 3.18%
Tangoe, Inc. (a)(b)	7,100	109,553
Total Technology (Cost: $592,509)		565,120
Total Domestic Common Stocks (Cost $2,262,404)		2,284,851

Foreign Common Stocks — 14.27%

Canada — 2.00%
Mining — 2.00%
Seabridge Gold, Inc. (a)(b)	7,300	68,839
Total Canada (Cost: $76,151)		68,839

Cayman Islands — 4.41%
Insurance — 2.14%
Greenlight Capital Re Ltd. (a)	3,000	73,590

Semiconductors — 2.27%
Himax Technologies, Inc. – ADR	15,000	78,300
Total Cayman Islands (Cost: $172,199)		151,890

Israel — 6.32%
Electronics — 2.67%
Orbotech Ltd. (a)	7,400	92,056
Internet — 2.23%
Perion Network Ltd. (a)(b)	6,700	76,715
Telecommunications — 1.42%
AudioCodes Ltd. (a)	11,000	48,730
Total Israel (Cost: $199,123)		217,501

Jersey — 1.54%
Software — 1.54%
Velti PLC (a)(b)	38,000	53,200
Total Jersey (Cost: $299,292)		53,200
Total Foreign Common Stocks (Cost $746,765)		491,430
Exchange-Traded Funds — 9.38%

Direxion Daily Small Cap Bear 3X Shares (a)(b)	5,100	162,486
ProShares UltraPro Short Russell 2000 (a)(b)	8,100	160,542
Total Exchange-Traded Funds (Cost $429,180)		323,028

The accompanying notes are an integral part of the financial statements.

30  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Small-Cap Growth Tactical Allocation Fund

June 30, 2013

	Number of Shares	Fair Value
Short-Term Investments — 12.35%
Money Market Funds — 12.35%
Fidelity Institutional Money Market Portfolio, 0.07% (c)	425,228	$425,228
Total Short-Term Investments (Cost $425,228)		425,228

Investments Purchased with Proceeds from Securities Lending — 24.32%
Money Market Funds — 24.32%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% (c)(d)	837,630	837,630
Total Investments Purchased with Proceeds from Securities Lending (Cost $837,630)		837,630
Total Investments (Cost $4,701,207) — 126.66%		4,362,167
Liabilities in Excess of Other Assets, Net (26.66)%		(918,282)
Total Net Assets — 100.00%		$3,443,885

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  31

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Common Stocks — 84.48%

Basic Materials — 3.07%
Chemicals — 1.23%
Ferro Corp. (a)(b)	36,600	$254,370
Minerals Technologies, Inc.	3,600	148,824
		403,194

Forest Products & Paper — 1.84%
Boise, Inc.	7,600	64,904
Domtar Corp.	2,100	139,650
PH Glatfelter Co. (b)	7,600	190,760
Resolute Forest Products, Inc. (a)	15,800	208,086
		603,400
Total Basic Materials (Cost: $1,006,810)		1,006,594

Communications — 6.47%
Internet — 4.04%
Blue Nile, Inc. (a)	3,900	147,342
IAC/InterActiveCorp.	2,700	128,412
Nutrisystem, Inc.	19,600	230,888
QuinStreet, Inc. (a)	9,900	85,437
Stamps.com, Inc. (a)	3,900	153,621
United Online, Inc.	39,500	299,410
ValueClick, Inc. (a)(b)	11,200	276,416
		1,321,526

Media — 0.72%
CTC Media, Inc.	21,300	236,856

Telecommunications — 1.71%
Cbeyond, Inc. (a)	28,000	219,520
NeuStar, Inc. Class A (a)(b)	4,000	194,720
Neutral Tandem, Inc.	25,400	146,050
		560,290
Total Communications (Cost: $1,822,845)		2,118,672

Consumer, Cyclical — 11.41%
Airlines — 0.55%
Alaska Air Group, Inc. (a)	1,200	62,400
Allegiant Travel Co.	1,100	116,589
		178,989

Apparel — 0.37%
Deckers Outdoor Corp. (a)	2,400	121,224

Auto Manufacturers — 0.60%
Oshkosh Corp. (a)	5,200	197,444

Auto Parts & Equipment — 1.08%
Lear Corp.	1,800	108,828
Modine Manufacturing Co. (a)(b)	14,100	153,408
Tenneco, Inc. (a)	2,000	90,560
		352,796

Distribution & Wholesale — 0.85%
Core-Mark Holding Co., Inc.	1,200	76,200
Fossil Group, Inc. (a)	700	72,317
Ingram Micro, Inc. Class A (a)	6,800	129,132
		277,649

Entertainment — 0.24%
Marriott Vacations Worldwide Corp. (a)	1,800	77,832

Home Builders — 0.40%
The Ryland Group, Inc. (b)	3,300	132,330
	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Housewares — 0.42%
Newell Rubbermaid, Inc.	5,300	$139,125

Leisure Time — 0.40%
Nautilus, Inc. (a)	15,000	130,350

Retail — 5.89%
CEC Entertainment, Inc. (b)	3,900	160,056
Destination Maternity Corp.	5,300	130,380
Dillard’s, Inc. (b)	3,800	311,486
Domino’s Pizza, Inc.	2,300	133,745
GameStop Corp. (b)	10,400	437,112
Kirkland’s, Inc. (a)	13,900	239,775
Nu Skin Enterprises, Inc.	1,600	97,792
PetMed Express, Inc.	24,700	311,220
The Wet Seal, Inc. (a)	22,500	105,975
		1,927,541

Textiles — 0.61%
UniFirst Corp.	2,200	200,750
Total Consumer, Cyclical (Cost: $3,367,426)		3,736,030

Consumer, Non-cyclical — 17.57%
Biotechnology — 3.57%
Myriad Genetics, Inc. (a)	15,000	403,050
PDL BioPharma, Inc. (b)	48,700	375,964
United Therapeutics Corp. (a)(b)	5,900	388,338
		1,167,352

Commercial Services — 6.37%
Aaron’s, Inc.	9,300	260,493
Capella Education Co. (a)	3,300	137,445
Consolidated Graphics, Inc. (a)	5,400	253,854
CoreLogic, Inc. (a)	6,800	157,556
H&R Block, Inc.	5,700	158,175
Medifast, Inc. (a)(b)	5,300	136,528
Monster Worldwide, Inc. (a)(b)	44,100	216,531
PAREXEL International Corp. (a)(b)	5,400	248,076
The Providence Services Corp. (a)	9,800	285,082
RPX Corp. (a)	8,500	142,800
United Rentals, Inc. (a)	1,800	89,838
		2,086,378

Food — 1.67%
Ingredion, Inc.	1,800	118,116
J&J Snack Foods Corp.	900	70,020
Sanderson Farms, Inc.	2,600	172,692
The Hillshire Brands Co.	5,600	185,248
		546,076

Healthcare-Services — 3.00%
Addus HomeCare Corp. (a)	7,300	144,102
Community Health Systems, Inc.	1,900	89,072
Covance, Inc. (a)	3,000	228,420
Health Net, Inc. (a)	8,800	280,016
LHC Group, Inc. (a)	12,300	240,834
		982,444

Household Products & Wares — 0.66%
Jarden Corp. (a)	1,600	70,000
Tupperware Brands Corp.	1,900	147,611
		217,611

The accompanying notes are an integral part of the financial statements.

32  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Pharmaceuticals — 2.30%
PharMerica Corp. (a)	23,700	$328,482
Questcor Pharmaceuticals, Inc.	2,000	90,920
Sciclone Pharmaceuticals, Inc. (a)	27,900	138,384
USANA Health Sciences, Inc. (a)(b)	2,700	195,426
		753,212
Total Consumer, Non-cyclical (Cost: $5,032,573)		5,753,073

Energy — 4.98%
Oil & Gas — 3.41%
CVR Energy, Inc.	4,600	218,040
Delek US Holdings, Inc. (b)	3,700	106,486
EPL Oil & Gas, Inc. (a)	7,300	214,328
Helmerich & Payne, Inc. (b)	2,000	124,900
Patterson-UTI Energy, Inc.	10,800	209,034
VAALCO Energy, Inc. (a)	42,700	244,244
		1,117,032

Oil & Gas Services — 1.57%
Newpark Resources, Inc. (a)(b)	32,400	356,076
Superior Energy Services, Inc. (a)	6,100	158,234
		514,310
Total Energy (Cost: $1,699,252)		1,631,342

Financial — 14.86%
Banks — 5.64%
Banner Corp.	7,400	250,046
CapitalSource Inc.	6,900	64,722
Central Pacific Financial Corp. (a)	4,000	72,000
East West Bancorp, Inc.	4,500	123,750
First Merchants Corp.	5,300	90,895
Hanmi Financial Corp. (a)	9,600	169,632
Huntington Bancshares, Inc. (b)	54,900	432,612
SVB Financial Group (a)	2,300	191,636
Umpqua Holdings Corp. (b)	11,200	168,112
Wilshire Bancorp, Inc. (a)	42,700	282,674
		1,846,079

Diversified Financial Services — 5.33%
CBOE Holdings, Inc.	9,200	429,088
Manning & Napier, Inc.	20,000	355,200
MarketAxess Holdings, Inc.	3,300	154,275
Portfolio Recovery Associates, Inc. (a)	800	122,904
Waddell & Reed Financial, Inc.	8,500	369,750
World Acceptance Corp. (a)(b)	3,600	312,984
		1,744,201

Insurance — 2.05%
American Financial Group, Inc.	4,600	224,986
Assurant, Inc.	5,900	300,369
Unum Group	5,000	146,850
		672,205

Investment Companies — 0.34%
TCP Cap Corp.	6,700	112,359

Real Estate — 1.50%
Jones Lang LaSalle, Inc.	3,900	355,446
Realogy Holdings Corp. (a)	2,800	134,512
		489,958
Total Financial (Cost: $4,244,551)		4,864,802
	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Industrial — 16.34%
Aerospace & Defense — 3.06%
AAR Corp.	7,300	$160,454
Alliant Techsystems, Inc.	5,200	428,116
Exelis, Inc.	29,900	412,321
		1,000,891

Building Materials — 1.01%
Comfort Systems U.S.A., Inc.	11,400	170,088
Louisiana-Pacific Corp. (a)	10,900	161,211
		331,299

Electrical Components & Equipment — 1.05%
Advanced Energy Industries, Inc. (a)	10,400	181,064
Coleman Cable, Inc.	9,000	162,540
		343,604

Electronics — 1.55%
Benchmark Electronics, Inc. (a)	7,400	148,740
Vishay Intertechnology, Inc. (a)(b)	25,900	359,751
		508,491

Engineering & Construction — 3.31%
AECOM Technology Corp. (a)	4,500	143,055
EMCOR Group, Inc. (b)	9,800	398,370
MasTec, Inc. (a)(b)	3,700	121,730
Tutor Perini Corp. (a)(b)	7,600	137,484
URS Corp.	6,000	283,320
		1,083,959

Machinery-Construction & Mining — 0.17%
Hyster Yale Materials Handling, Inc.	900	56,511

Machinery-Diversified — 0.38%
AGCO Corp.	2,500	125,475

Metal Fabricate & Hardware — 0.53%
Mueller Industrial, Inc.	3,400	171,462

Miscellaneous Manufacturing — 1.38%
Smith & Wesson Holding Corp. (a)	7,300	72,854
Sturm, Ruger & Company, Inc. (b)	7,900	379,516
		452,370

Packaging & Containers — 2.00%
Packaging Corp. of America	8,300	406,368
Rock Tenn Co.	2,500	249,700
		656,068

Shipbuilding — 0.86%
Huntington Ingalls Industries, Inc.	5,000	282,400

Transportation — 1.04%
Heartland Express, Inc.	14,400	199,728
Ryder System, Inc.	2,300	139,817
		339,545
Total Industrial (Cost: $4,845,145)		5,352,075

Technology — 6.18%
Computers — 3.10%
CACI International, Inc. Class A (a)	2,300	146,027
Lexmark International, Inc. (b)	5,200	158,964
Manhattan Associates, Inc. (a)	5,100	393,516
NetScout Systems, Inc. (a)	7,900	184,386
Synaptics, Inc. (a)	3,400	131,104
		1,013,997

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  33

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2013

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Semiconductors — 1.65%
First Solar, Inc. (a)(b)	1,800	$80,514
Kulicke & Soffa Industries, Inc. (a)	7,800	86,268
LSI Corp. (a)	15,600	111,384
PMC-Sierra, Inc. (a)	28,100	178,435
Silicon Image, Inc. (a)	14,500	84,825
		541,426

Software — 1.43%
Aspen Technology, Inc. (a)	7,900	227,441
Solera Holdings, Inc.	4,300	239,295
		466,736
Total Technology (Cost: $1,964,333)		2,022,159

Utilities — 3.60%
Electric — 3.60%
El Paso Electric Co.	10,800	381,348
NV Energy, Inc.	17,400	408,204
Pinnacle West Capital Corp.	2,600	144,222
Portland General Electric Co. (b)	8,000	244,720
		1,178,494
Total Utilities (Cost: $874,897)		1,178,494
Total Domestic Common Stocks (Cost $24,857,832)		27,663,241

Foreign Common Stocks — 10.65%

Bermuda — 4.83%
Computers — 0.39%
Xyratex Ltd.	12,500	125,750

Diversified Financial Services — 0.49%
Aircastle Ltd. (b)	10,100	161,499

Food — 0.36%
Cosan Ltd.	7,300	117,968

Insurance — 3.19%
Axis Capital Holdings Ltd. (b)	7,100	325,038
Everest Re Group, Ltd.	2,900	371,954
RenaissanceRe Holdings, Ltd.	4,000	347,160
		1,044,152

Semiconductors — 0.40%
Marvell Technology Group Ltd. (b)	11,200	131,152
Total Bermuda (Cost: $1,386,898)		1,580,521

Canada — 0.87%
Apparel — 0.43%
Gildan Activewear, Inc., Class A	3,500	141,785

Electronics — 0.44%
Celestica, Inc. (a)	15,300	144,585
Total Canada (Cost: $256,779)		286,370

Guernsey — 1.14%
Telecommunications — 1.14%
Amdocs Ltd.	10,100	374,609
Total Guernsey (Cost: $297,999)		374,609

Ireland — 1.40%
Healthcare-Services — 0.48%
ICON PLC (a)	4,400	155,892
	Number of Shares	Fair Value
Foreign Common Stocks (Continued)

Pharmaceuticals — 0.92%
Warner Chilcott PLC Class A	15,200	$302,176
Total Ireland (Cost: $319,465)		458,068

Israel — 0.59%
Building Materials — 0.26%
Caesarstone Sdot-Yam Ltd. (a)	3,100	84,413

Software — 0.33%
Cimatron Ltd. (b)	18,000	108,360
Total Israel (Cost: $194,415)		192,773

Netherlands — 1.18%
Diversified Financial Services — 1.18%
AerCap Holdings N.V. (a)	22,100	385,866
Total Netherlands (Cost: $354,093)		385,866

Switzerland — 0.64%
Insurance — 0.64%
Allied World Assurance Co. Holdings AG	2,300	210,473
Total Switzerland (Cost: $174,631)		210,473
Total Foreign Common Stocks (Cost $2,984,280)		3,488,680

Real Estate Investment Trusts — 4.23%

Ashford Hospitality Trust, Inc.	10,800	123,660
BioMed Realty Trust, Inc.	3,200	64,736
Brandywine Realty Trust	11,300	152,776
CoreSite Realty Corp. (b)	8,900	283,109
Equity Lifestyle Properties, Inc.	4,600	361,514
Sabra Health Care REIT, Inc.	3,500	91,385
Taubman Centers, Inc.	4,100	308,115
		1,385,295
Total Real Estate Investment Trusts (Cost $1,341,069)		1,385,295

Short-Term Investments — 2.22%

Money Market Funds — 2.22%
Fidelity Institutional Money Market Portfolio, 0.07% (c)	726,545	726,545
Total Short-Term Investments (Cost $726,545)		726,545

Investments Purchased with Proceeds from Securities Lending — 18.42%

Money Market Funds — 18.42%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% (c)(d)	6,030,392	6,030,392
Total Investments Purchased with Proceeds from Securities Lending (Cost $6,030,392)		6,030,392
Total Investments (Cost $35,940,118) — 120.00%		39,294,153
Liabilities in Excess of Other Assets, Net (20.00)%		(6,548,894)
Total Net Assets — 100.00%		$32,745,259

REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of the security out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements.

34  |  2 0 1 3  A N N U A L  R E P O R T

Schedule of Investments

Quaker Strategic Growth Fund

June 30, 2013

	Number	Fair
	of Shares	Value
Domestic Common Stocks — 76.28%

Basic Materials — 1.24%
Chemicals — 1.24%
Monsanto Co.	19,730	$1,949,324
Total Basic Materials (Cost: $1,807,766)		1,949,324

Communications — 16.48%
Internet — 5.84%
Amazon.com, Inc. (a)	11,340	3,149,005
eBay, Inc. (a)	46,265	2,392,826
Google, Inc. Class A (a)	4,180	3,679,947
		9,221,778

Media — 8.64%
CBS Corp.	81,135	3,965,067
News Corp.	100,160	3,265,216
Time Warner, Inc. (b)	54,620	3,158,128
Viacom, Inc.	47,560	3,236,458
		13,624,869

Telecommunications — 2.00%
Cisco Systems, Inc.	129,810	3,155,681
Total Communications (Cost: $22,470,171)		26,002,328

Consumer, Cyclical — 11.26%
Airlines — 5.41%
Delta Air Lines, Inc. (a)	179,480	3,358,071
United Continental Holdings, Inc. (a)(b)	101,640	3,180,316
U.S. Airways Group, Inc. (a)(b)	121,440	1,994,045
		8,532,432

Lodging — 2.03%
Las Vegas Sands Corp.	60,574	3,206,182

Retail — 3.82%
Best Buy Co., Inc. (b)	113,255	3,095,259
Dunkin’ Brands Group, Inc.	41,525	1,778,100
Walgreen Co.	26,230	1,159,366
		6,032,725
Total Consumer, Cyclical (Cost: $15,514,022)		17,771,339

Consumer, Non-cyclical — 25.94%
Biotechnology — 11.60%
Amgen, Inc.	19,460	1,919,924
Biogen Idec, Inc. (a)(b)	27,170	5,846,984
Celgene Corp. (a)	27,300	3,191,643
Gilead Sciences, Inc. (a)(b)	95,265	4,878,521
Vertex Pharmaceuticals, Inc. (a)(b)	30,915	2,469,181
		18,306,253

Commercial Services — 3.96%
Mastercard, Inc. Class A	6,790	3,900,855
Verisk Analytics, Inc. Class A (a)	39,290	2,345,613
		6,246,468

Food — 1.48%
Mondelez International, Inc.	81,945	2,337,891

Healthcare-Services — 1.52%
Cigna Corporation	33,075	2,397,607

	Number	Fair
	of Shares	Value
Domestic Common Stocks (Continued)

Pharmaceuticals — 7.38%
AbbVie, Inc.	84,120	$3,477,521
Eli Lilly & Company	48,475	2,381,092
Mead Johnson Nutrition Co.	41,690	3,303,099
Onyx Pharmaceuticals, Inc. (a)(b)	28,555	2,479,145
		11,640,857
Total Consumer, Non-cyclical (Cost: $35,152,310)		40,929,076

Energy — 3.94%
Oil & Gas — 3.94%
Anadarko Petroleum Corp.	37,035	3,182,418
Marathon Oil Corp. (b)	87,920	3,040,274
		6,222,692
Total Energy (Cost: $5,511,042)		6,222,692

Financial — 10.51%
Banks — 4.37%
Citigroup, Inc.	81,065	3,888,688
Morgan Stanley (b)	123,400	3,014,662
		6,903,350

Diversified Financial Services — 2.04%
Visa, Inc. Class A (b)	17,600	3,216,400

Insurance — 4.10%
American International Group, Inc. (a)(b)	88,890	3,973,383
Marsh & McLennan Cos., Inc.	62,388	2,490,529
		6,463,912
Total Financial (Cost: $15,028,963)		16,583,662

Industrial — 3.07%
Electronics — 1.56%
Waters Corp. (a)	24,505	2,451,725

Hand & Machine Tools — 1.51%
Stanley Black & Decker, Inc. (b)	30,885	2,387,410
Total Industrial (Cost: $4,435,050)		4,839,135

Technology — 3.84%
Semiconductors — 1.51%
Intel Corp.	98,850	2,394,147

Software — 2.33%
Akamai Technologies, Inc. (a)(b)	29,210	1,242,885
Microsoft Corp.	70,370	2,429,876
		3,672,761
Total Technology (Cost: $6,079,607)		6,066,908
Total Domestic Common Stocks (Cost $105,998,931)		120,364,464

Foreign Common Stocks — 19.35%

Belgium — 1.47%
Beverages — 1.47%
Anheuser-Busch InBev NV - ADR (b)	25,735	2,322,841
Total Belgium (Cost: $1,796,307)		2,322,841

Bermuda — 2.04%
Insurance — 2.04%
Arch Capital Group Ltd. (a)	62,650	3,220,835
Total Bermuda (Cost: $2,303,326)		3,220,835

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  35

Schedule of Investments

Quaker Strategic Growth Fund

June 30, 2013

	Number	Fair
	of Shares	Value
Foreign Common Stocks (Continued)

Denmark — 1.27%
Pharmaceuticals — 1.27%
Novo Nordisk - ADR (b)	12,965	$2,009,186
Total Denmark (Cost: $2,142,962)		2,009,186

France — 2.03%
Pharmaceuticals — 2.03%
Sanofi - ADR	62,190	3,203,407
Total France (Cost: $2,869,082)		3,203,407

Germany — 1.74%
Apparel — 1.74%
Adidas AG - ADR	50,550	2,736,777
Total Germany (Cost: $1,754,008)		2,736,777

Netherlands — 1.50%
Food — 1.50%
Unilever NV Class NY - ADR (b)	60,080	2,361,745
Total Netherlands (Cost: $2,052,968)		2,361,745

Switzerland — 6.61%
Insurance — 4.35%
ACE Ltd.	41,270	3,692,840
Allied World Assurance Co. Holdings AG	34,710	3,176,312
		6,869,152

Pharmaceuticals — 2.26%
Novartis AG - ADR (b)	50,375	3,562,016
Total Switzerland (Cost: $9,068,276)		10,431,168

United Kingdom — 2.69%
Beverages — 1.23%
Diageo PLC - ADR	16,860	1,938,057

Pharmaceuticals — 1.46%
GlaxoSmithKline PLC - ADR	46,160	2,306,615
Total United Kingdom (Cost: $3,962,025)		4,244,672
Total Foreign Common Stocks (Cost $25,948,954)		30,530,631

Short-Term Investments — 4.49%

Money Market Funds — 4.49%
Fidelity Institutional Money Market Portfolio, 0.07% (c)	7,088,348	7,088,348
Total Short-Term Investments (Cost $7,088,348)		7,088,348

Investments Purchased with Proceeds from Securities Lending — 18.97%

Money Market Funds — 18.97%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% (c)(d)	29,936,988	29,936,988
Total Investments Purchased with Proceeds from Securities Lending (Cost $29,936,988)		29,936,988
Total Investments (Cost $168,973,221) — 119.09%		187,920,431
Liabilities in Excess of Other Assets, Net (19.09)%		(30,130,738)
Total Net Assets — 100.00%		$157,789,693

ADR - American Depositary Receipt

(a)   Non-income producing security.

(b)   All or a portion of the security out on loan.

(c)   The rate shown is the annualized seven-day effective yield at period end.

(d)   Represents investments of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements.

36  |  2 0 1 3  A N N U A L  R E P O R T

Statements of Assets and Liabilities

June 30, 2013

	Quaker Akros Absolute Return Fund	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small-Cap Growth Tactical Allocation Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
ASSETS:
Investments, at value (Note 11)	$2,721,874	$62,312,516	$8,122,365	$11,210,831	$4,362,167	$39,294,153	$187,920,431
Cash	300	922,099	—	—	—	1,120	568,303
Cash held at brokers	3,002,369	10,329,038	493,560	—	—	—	—
Receivables:
Dividends and interest	504	118,345	9,156	13,654	296	32,588	164,699
Due from advisor	9,271	—	—	—	—	—	31,387
Capital shares sold	10,000	578,012	—	101,028	—	5,678	310,632
Investment securities sold	68,833	203,429	83,733	166,094	56,640	93,156	3,676,819
Prepaid expenses and other assets	4,101	65,209	6,972	8,840	2,480	31,577	86,587
Total assets	5,817,252	74,528,648	8,715,786	11,500,447	4,421,583	39,458,272	192,758,858

LIABILITIES:
Call options written, at value	$5,430	$1,782,415	$—	$—	$—	$—	$—
Securities sold short, at value	1,164,651	1,265,500	213,428	—	—	—	—
Payables:
Foreign currency	—	205,405	—	—	—	—	—
Due to advisor (Note 3)	—	55,553	7,065	7,444	2,969	27,021	—
Capital shares redeemed	1,786	287,953	165,163	155	100,293	20,283	286,327
Upon return of securities loaned	281,860	4,272,213	1,555,375	2,395,433	837,630	6,030,392	29,936,988
Investment securities purchased	126,096	455,629	140,913	176,954	24,511	593,462	4,474,836
Open forward currency contracts	—	420	—	—	—	—	—
Dividends on securities sold short	2,080	—	—	—	—	—	—
Distributions fees	667	12,281	2,609	2,679	1,212	2,945	38,288
Trustee expenses	483	5,265	736	742	548	2,959	14,602
Chief compliance officer fees	436	3,116	483	441	811	1,798	8,727
Accrued expenses	31,540	68,098	24,327	12,287	9,724	34,153	209,397
Total liabilities	1,615,029	8,413,848	2,110,099	2,596,135	977,698	6,713,013	34,969,165
Net Assets	$4,202,223	$66,114,800	$6,605,687	$8,904,312	$3,443,885	$32,745,259	$157,789,693

NET ASSETS CONSIST OF:
Paid-in capital	$5,563,698	$65,661,676	$18,614,943	$15,321,090	$4,508,283	$34,500,136	$563,027,226
Accumulated net investment income (loss)	—	1,855,341	(46,337)	(34,658)	(11,931)	75,167	(574,287)
Accumulated net realized loss on investments	(371,179)	(1,061,601)	(12,647,868)	(8,118,022)	(713,427)	(5,184,079)	(423,610,456)
Net unrealized appreciation (depreciation) on investments:
Investments	(604,205)	(215,811)	662,924	1,735,902	(339,040)	3,354,035	18,947,210
Securities sold short	(387,396)	(5,484)	22,025	—	—	—	—
Written option contracts	1,305	(114,695)	—	—	—	—	—
Forward currency contracts	—	(420)	—	—	—	—	—
Foreign currency transactions	—	(4,206)	—	—	—	—	—
Total net assets	$4,202,223	$66,114,800	$6,605,687	$8,904,312	$3,443,885	$32,745,259	$157,789,693
Total investments, at cost	$3,326,079	$62,528,327	$7,459,441	$9,474,929	$4,701,207	$35,940,118	$168,973,221
Total foreign currency, at cost	—	201,344	—	—	—	—	—
Proceeds from securities sold short	777,255	1,260,016	235,453	—	—	—	—
Premiums on options	6,735	1,667,720	—	—	—	—	—
Class A shares:
Net Assets	$2,444,984	$35,231,669	$3,855,751	$6,029,110	$1,593,770	$7,727,313	$88,969,884
Shares of beneficial interest outstanding(1)	316,191	2,750,981	464,592	317,431	166,184	396,367	4,607,225
Net assets value per share and redemption price per share	$7.73	$12.81	$8.30	$18.99	$9.59	$19.50	$19.31
Offering price per share (100/94.50 x net assets value per share)	$8.18	$13.56	$8.78	$20.10	$10.15	$20.63	$20.43
Class C shares:
Net Assets	$155,239	$5,953,830	$2,124,744	$1,815,203	$1,027,260	$1,625,270	$22,968,471
Shares of beneficial interest outstanding(1)	20,521	473,641	266,186	107,369	111,363	98,568	1,336,049
Net assets value per share and redemption price per share	$7.56	$12.57	$7.98	$16.91	$9.22	$16.49	$17.19
Institutional Class Shares:
Net Assets	$1,602,000	$24,929,301	$625,192	$1,059,999	$822,855	$23,392,676	$45,851,338
Shares of beneficial interest outstanding (1)	205,691	1,939,002	65,868	53,443	84,634	1,153,136	2,294,134
Net assets value per share and redemption price per share	$7.79	$12.86	$9.49	$19.83	$9.72	$20.29	$19.99

(1)	Unlimited number of shares of beneficial interest with a 0.01 par value authorized.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  37

Statements of Operations

For the Fiscal Year Ended June 30, 2013

	Quaker		Quaker Global	Quaker Mid-	Quaker Small-Cap	Quaker Small-	Quaker
	Akros Absolute	Quaker Event	Tactical	Cap Value	Growth Tactical	Cap Value	Strategic
	Return Fund	Arbitrage Fund	Allocation Fund	Fund	Allocation Fund	Fund	Growth Fund
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes)	$23,631	$317,868	$134,741	$110,991	$32,358	$734,734	$2,276,859
Interest	12,460	2,546,345	5	102	264	148	3,123
Securities Lending Income	415	627	—	730	26,797	17,468	3,485
Total Income	36,506	2,864,840	134,746	111,823	59,419	752,350	2,283,467

Expenses:
Investment advisory fees (Note 3)	68,424	743,459	104,346	84,710	49,009	311,002	2,150,357
Funds administration and accounting fees	62,378	100,497	20,395	15,547	10,589	51,639	245,848
Transfer agent fees	14,770	137,608	19,368	21,573	13,352	38,392	444,174
Custody fees	13,536	29,691	39,680	6,560	8,320	17,717	59,165
Trustee fees and meeting expenses	1,954	21,056	2,982	2,927	1,746	10,789	58,667
Legal fees	1,023	13,264	1,536	1,459	906	5,668	29,976
Audit fees	15,057	20,219	3,392	2,925	3,564	11,171	60,275
Distribution fee — Class A	9,045	83,214	12,268	13,926	5,125	19,813	246,571
Distribution fee — Class C	2,733	66,695	26,546	18,403	14,499	17,005	248,238
Insurance	2,517	19,313	3,504	3,035	2,825	12,888	66,162
Officers’ compensation fees	4,354	36,627	5,486	5,190	3,727	19,766	106,717
Registration and filing expenses	19,273	44,503	8,520	6,719	8,068	26,672	203,537
Printing expenses	5,358	25,421	4,690	4,148	3,408	13,437	73,875
Dividends and Interest on securities sold short	19,561	19,413	377	—	—	—	—
Other operating expenses	1,756	2,512	1,297	1,624	2,181	1,866	5,638
Total expenses	241,739	1,363,492	254,387	188,746	127,319	557,825	3,999,200
Less:
Investment advisory fees waived & reimbursed (Note 3)	(134,759)	(218,279)	—	—	—	—	(204,586)
Net expenses	106,980	1,145,213	254,387	188,746	127,319	557,825	3,794,614
Net investment income (loss)	(70,474)	1,719,627	(119,641)	(76,923)	(67,900)	194,525	(1,511,147)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from investments	(293,537)	(4,811,477)	1,133,487	1,127,978	851,143	4,025,085	22,222,065
Net realized gain (loss) from securities sold short	(26,885)	(915,912)	(79,072)	—	—	—	—
Net realized gain (loss) from written options	63,051	6,102,873	1,230	—	—	—	21,331
Net realized gain (loss) from foreign currency transactions	(2)	64,001	—	—	—	—	—
Net realized gain (loss) from forwards	—	91,691	—	—	—	—	—
Net realized gain (loss) on futures	(66,028)	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	292,884	2,252,194	284,065	439,560	(456,408)	2,301,123	8,287,981
Net change in unrealized appreciation (depreciation) on securities sold short	(247,360)	(54,987)	36,139	—	—	—	—
Net change in unrealized appreciation (depreciation) on written options	(4,918)	326,361	107	—	—	—	1,704
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	(7,798)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on forwards	—	(23,831)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on futures	27,354	—	—	—	—	—	—
Net realized and unrealized gain on investments and foreign currency transactions	(255,441)	3,023,115	1,375,956	1,567,538	394,735	6,326,208	30,533,081
Net increase in net assets resulting from operations	(325,915)	$4,742,742	$1,256,315	$1,490,615	$326,835	$6,520,733	$29,021,934
(Foreign withholding taxes on dividends)/tax reclaims	768	1,443	$(6,624)	$(783)	$(128)	$(269)	$(78,383)

The accompanying notes are an integral part of the financial statements.

38  |  2 0 1 3  A N N U A L  R E P O R T

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30, 2013

					Quaker
	Quaker		Quaker	Quaker Mid-	Small-Cap	Quaker Small-	Quaker
	Akros Absolute	Quaker Event	Global Tactical	Cap Value	Growth Tactical	Cap Value	Strategic
	Return Fund	Arbitrage Fund	Allocation Fund	Fund	Allocation Fund	Fund	Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(70,474)	$1,719,627	$(119,641)	$(76,923)	$(67,900)	$194,525	$(1,511,147)
Net realized gain (loss) from investment transactions	(293,537)	(4,811,477)	1,133,487	1,127,978	851,143	4,025,085	22,222,065
Net realized gain (loss) from foreign currency transactions	(2)	64,001	—	—	—	—	—
Net realized gain (loss) from written options	63,051	6,102,873	1,230	—	—	—	21,331
Net realized gain (loss) from securities sold short	(26,885)	(915,912)	(79,072)	—	—	—	—
Net realized gain (loss) from forwards		91,691	—	—	—	—	—
Net realized gain (loss) on futures	(66,028)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments	292,884	2,252,194	284,065	439,560	(456,408)	2,301,123	8,287,981
Change in net unrealized appreciation (depreciation) on securities sold short	(247,360)	(54,987)	36,139	—	—	—	—
Change in net unrealized appreciation (depreciation) on written options	(4,918)	326,361	107	—	—	—	1,704
Change in net unrealized appreciation (depreciation) on foreign currency transactions	—	(7,798)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) on forwards	—	(23,831)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) on futures	27,354	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(325,915)	4,742,742	1,256,315	1,490,615	326,835	6,520,733	29,021,934

Distributions to shareholders from
Net investment income — Class A	—	(39,234)	—	—	—	(8,724)	—
Net investment income — Institutional Class	—	(61,271)	—	—	—	(77,784)	—
Net realized capital gain — Class A	(32,569)	(351,265)	—	—	—	—	—
Net realized capital gain — Class C	(2,967)	(74,102)	—	—	—	—	—
Net realized capital gain — Institutional Class	(14,505)	(174,648)	—	—	—	—	—
Total distributions	(50,041)	(700,520)	—	—	—	(86,508)	—

Capital share transactions
Increase (decrease) in net assets from fund share transactions (Note 9)	(2,169,002)	6,860,869	(4,414,061)	(1,001,539)	(3,187,848)	(3,927,430)	(50,399,652)
Total increase (decrease) in net assets	(2,544,958)	10,903,091	(3,157,746)	489,076	(2,861,013)	2,506,795	(21,377,718)

NET ASSETS
Beginning of period	6,747,181	55,211,709	9,763,433	8,415,236	6,304,898	30,238,464	179,167,411
End of period	4,202,223	66,114,800	$6,605,687	$8,904,312	$3,443,885	$32,745,259	$157,789,693
Undistributed (Accumulated) net investment income (loss), at end of period	—	$1,855,341	$(46,337)	$(34,658)	$(11,931)	$75,167	$(574,287)

For the Fiscal Year Ended June 30, 2012

					Quaker
	Quaker		Quaker	Quaker Mid-	Small-Cap	Quaker Small-	Quaker
	Akros Absolute	Quaker Event	Global Tactical	Cap Value	Growth Tactical	Cap Value	Strategic
	Return Fund	Arbitrage Fund	Allocation Fund	Fund	Allocation Fund	Fund	Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(81,950)	$450,057	$(227,690)	$(75,641)	$(197,861)	$(144,072)	$(2,167,364)
Net realized gain (loss) from investment transactions and foreign currency transactions	72,372	311,729	(185,487)	1,089,211	(1,416,646)	1,921,561	16,413,027
Net realized gain (loss) from securities sold short	30,522	(1,172,110)	(179,231)	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(665,169)	(1,282,336)	(620,437)	(1,343,438)	(391,574)	(4,746,214)	(24,074,047)
Change in net unrealized appreciation (depreciation) on securities sold short	130,091	282,226	(14,114)	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(514,134)	(1,410,434)	(1,226,959)	(329,868)	(2,006,081)	(2,968,725)	(9,828,384)

Distributions to shareholders from
Net realized capital gain — Class A	—	(681,915)	—	—	(260,397)	—	—
Net realized capital gain — Class C	—	(136,929)	—	—	(141,918)	—	—
Net realized capital gain — Institutional Class	—	(285,061)	—	—	(146,266)	—	—
Total distributions	—	(1,103,905)	—	—	(548,581)	—	—

Capital share transactions
Increase (decrease) in net assets from fund share transactions (Note 9)	$(5,261,426)	8,003,003	(8,585,104)	(1,493,862)	(11,205,264)	(6,558,501)	(82,128,768)
Total increase (decrease) in net assets	(5,775,560)	5,488,664	(9,812,063)	(1,823,730)	(13,759,926)	(9,527,226)	(91,957,152)

NET ASSETS
Beginning of period	12,522,741	49,723,045	19,575,496	10,238,966	20,064,824	39,765,690	271,124,563
End of period	$6,747,181	$55,211,709	$9,763,433	$8,415,236	$6,304,898	$30,238,464	$179,167,411
Undistributed (Accumulated) net investment income (loss), at end of period	$(49,734)	$76,874	$(80,154)	$(33,528)	$(61,339)	$(32,850)	$(654,882)

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  39

Financial Highlights

Quaker Akros Absolute Return

(For a Share Outstanding Throughout the Period)

	Class A
			For the Period
			September 1,		Year Ended	Year Ended	Year Ended
	Year Ended	Year Ended	2010 to June 30,		August 31,	August 31,	August 31,
	June 30, 2013	June 30, 2012	2011		2010	2009	2008
Net asset value, beginning of period	$8.29	$8.84	$9.16		$9.84	$9.68	$9.46

Income from investment operations:
Net investment loss(1)	(0.11)	(0.09)	(0.11)		(0.09)	(0.06)	0.07
Net realized and unrealized gain/(loss) on investments	(0.37)	(0.46)	0.08		(0.06)	0.51	0.64
Total from investment operations	(0.48)	(0.55)	(0.03)		(0.15)	0.45	0.71

Distributions to shareholders from:
Net investment income	—	—	—		—	(0.07)	(0.16)
Net realized capital gain	(0.08)	—	(0.25)		(0.53)	(0.22)	(0.33)
Return of Capital	—	—	(0.04)		—	—	—
Total distributions	(0.08)	—	(0.29)		(0.53)	(0.29)	(0.49)
Paid-in capital from redemption fees	—	—	—		0.00±	—	—
Net asset value, end of period	$7.73	$8.29	$8.84		$9.16	$9.84	$9.68
Total Return(2)	(5.82)%	(6.22)%	(0.39	)%*+	(1.45)%	5.30%	7.95%

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$2,445	$4,697	$9,809		$9,983	$4,064	$2,733
Ratio of expenses to average net assets:
Expenses before reductions(3)	4.45%	2.67%	3.27	%**	4.77%	7.52%	8.91%
Expenses net of fee waivers, if any(3)	1.99%	1.99%	1.99	%**	2.28%	2.03%	2.18%
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	4.09%	2.56%	2.97	%**	4.48%	7.48%	8.72%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	1.63%	1.88%	1.69	%**	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets ***
Before waiver and expense reimbursement(3)	(3.78)%	(1.71)%	(2.72	)%**	(4.12)%	(6.25)%	(5.90)%
After waiver and expense reimbursement(3)	(1.32)%	(1.03)%	(1.44	)%**	(1.63)%	(0.77)%	0.83%
Portfolio turnover rate	215.38%	103.42%	136.57	%*	373.76%	456.41%	249.85%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

±	Less than 0.5 cent per share.

+	The return shown represents performance for a period of less than one year.

The accompanying notes are an integral part of the financial statements.

40  |  2 0 1 3  A N N U A L  R E P O R T

Financial Highlights

Quaker Akros Absolute Return

(For a Share Outstanding Throughout the Period)

	Class C
			For the Period
			October 4, 2010
			(commencement
	Year Ended	Year Ended	of operations) to
	June 30, 2013	June 30, 2012	June 30, 2011
Net asset value, beginning of period	$8.18	$8.78	$9.25

Income from investment operations:
Net investment loss(1)	(0.16)	(0.16)	(0.12)
Net realized and unrealized loss on investments	(0.38)	(0.44)	(0.06)
Total from investment operations	(0.54)	(0.60)	(0.18)

Distributions to shareholders from:
Net investment income	—	—	—
Net realized capital gain	(0.08)	—	(0.25)
Return of Capital	—	—	(0.04)
Total distributions	(0.08)	—	(0.29)
Net asset value, end of period	$7.56	$8.18	$8.78
Total Return(2)	(6.64)%	(6.83)%	(2.02	)%*+

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$155	$381	$296
Ratio of expenses to average net assets:
Expenses before reductions(3)	5.20%	3.42%	3.94	%**
Expenses net of fee waivers, if any(3)	2.74%	2.74%	2.74	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	4.84%	3.29%	3.84	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	2.38%	2.61%	2.65	%**
Ratio of net investment income (loss) to average net assets ***
Before waiver and expense reimbursement(3)	(4.53)%	(2.52)%	(3.05	)%**
After waiver and expense reimbursement(3)	(2.07)%	(1.84)%	(1.86	)%**
Portfolio turnover rate	215.38%	103.42%	136.57	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

+	The return shown represents performance for a period of less than one year.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  41

Financial Highlights

Quaker Akros Absolute Return

(For a Share Outstanding Throughout the Period)

	Institutional Class
			For the Period
			October 4, 2010
			(commencement
	Year Ended	Year Ended	of operations) to
	June 30, 2013	June 30, 2012	June 30, 2011
Net asset value, beginning of period	$8.33	$8.86	$9.25

Income from investment operations:
Net investment loss(1)	(0.09)	(0.06)	(0.07)
Net realized and unrealized loss on investments	(0.37)	(0.47)	(0.03)
Total from investment operations	(0.46)	(0.53)	(0.10)

Distributions to shareholders from:
Net investment income	—	—	—
Net realized capital gain	(0.08)	—	(0.25)
Return of Capital	—	—	(0.04)
Total distributions	(0.08)	—	(0.29)
Net asset value, end of period	$7.79	$8.33	$8.86
Total Return(2)	(5.56)%	(5.98)%	(1.14	)%*+

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,602	$1,670	$2,418
Ratio of expenses to average net assets:
Expenses before reductions(3)	4.20%	2.42%	2.93	%**
Expenses net of fee waivers, if any(3)	1.74%	1.74%	1.74	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)(3)	3.84%	2.31%	2.62	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)(3)	1.38%	1.63%	1.44	%**
Ratio of net investment income (loss) to average net assets ***
Before waiver and expense reimbursement(3)	(3.53)%	(1.44)%	(2.17	)%**
After waiver and expense reimbursement(3)	(1.07)%	(0.76)%	(0.99	)%**
Portfolio turnover rate	215.38%	103.42%	136.57	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

+	The return shown represents performance for a period of less than one year.

The accompanying notes are an integral part of the financial statements.

42  |  2 0 1 3  A N N U A L  R E P O R T

Financial Highlights

Quaker Event Arbitrage

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,			For the Period January 1, 2010 to		Years Ended December 31,
	2013	2012	2011	June 30, 2010		2009	2008
Net asset value, beginning of period	$11.93	$12.50	$12.54	$11.80		$9.23	$12.43

Income from investment operations:
Net investment income (loss)(1)	0.37	0.11	—	0.34		(0.05)	(0.01)
Net realized and unrealized gain/(loss) on investments	0.65	(0.41)	0.06	0.40		2.62	(3.19)
Total from investment operations	1.02	(0.30)	0.06	0.74		2.57	(3.20)

Distributions to shareholders from:
Net investment income	(0.01)	—	(0.06)	—		—	—
Net realized capital gains	(0.13)	(0.27)	(0.04)	—		—	—
Total distributions	(0.14)	(0.27)	(0.10)	—		—	—
Net asset value, end of period	$12.81	$11.93	$12.50	$12.54		$11.80	$9.23
Total Return(2)	8.70%	(2.31)%	0.47%	6.27	%+	27.84%	(25.74)%

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$35,232	$34,725	$25,413	$4,283		$2,918	$1,847
Ratio of expenses to average net assets:
Expense before reductions(3)	2.37%	2.37%	2.30%	3.25	%**	3.86%	3.51%
Expense net of fee waivers, if any(3)	1.99%	1.99%	1.99%	2.44	%**	1.91%	2.00%
Expense before reductions (excluding dividend and interest expense for securities sold short)(3)	2.34%	2.35%	2.24%	2.56	%**	3.46%	3.02%
Expenses net of all reductions (excluding dividend and interest expenses for securities sold short)(3)	1.96%	1.98%	1.93%	1.76	%**	1.50%	1.50%
Ratio of net investment income (loss) to average net assets ***	—	—	—	5.59	%**	(0.47)%	(0.13)%
Before waiver and expense reimbursement(3)	2.64%	0.55%	(0.28)%	—		—	—
After waiver and expense reimbursement(3)	3.02%	0.92%	0.04%	—		—	—
Portfolio turnover rate	186.15%	156.57%	98.65%	138.58	%*	226.00%	224.66%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
*	Not annualized.
**	Annualized.
***	The net investment income (loss) ratios include dividends on short positions.
+	The return shown represents performance for a period of less than one year.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  43

Financial Highlights

Quaker Event Arbitrage

(For a Share Outstanding Throughout the Period)

	Class C
				For the Period June 7, 2010 (commencement
	Years Ended June 30,			of operations) to
	2013	2012	2011	June 30, 2010
Net asset value, beginning of period	$11.78	$12.45	$12.55	$12.35

Income from investment operations:
Net investment income (loss)(1)	0.28	0.02	(0.07)	(0.21)
Net realized and unrealized gain (loss) on investments	0.64	(0.42)	0.04	0.41
Total from investment operations	0.92	(0.40)	(0.03)	0.20

Distributions to shareholders from:
Net investment income	—	—	(0.03)	—
Net realized capital gain	(0.13)	(0.27)	(0.04)	—
Total distributions	(0.13)	(0.27)	(0.07)	—
Net asset value, end of period	$12.57	$11.78	$12.45	$12.55
Total Return(2)	7.91%	(3.13)%	(0.24)%	1.62	%†*

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$5,954	$7,195	$4,369	$231
Ratio of expenses to average net assets:
Expense before reductions(4)	3.12%	3.12%	3.08%	2.74	%**
Expense net of fee waivers, if any(4)	2.74%	2.74%	2.74%	2.74	%**
Expense before reductions (excluding dividend and interest expense for securities sold short)(4)	3.09%	3.10%	3.02%	2.52	%**
Expenses net of all reductions (excluding dividend and interest expenses for securities sold short)(4)	2.71%	2.73%	2.68%	2.52	%**
Ratio of net investment income (loss) to average net assets ***	—	—	—	(29.65	)%**
Before waiver and expense reimbursement(4)	1.89%	(0.17)%	(0.91)%	—
After waiver and expense reimbursement(4)	2.27%	0.21%	(0.57)%	—
Portfolio turnover rate	186.15%	156.57%	98.65%	138.58	%(3)*
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
(3)	Portfolio turnover for this class is for the period January 1, 2010 to June 30, 2010.
(4)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
†	The return shown represents performance for a period of less than one year.
*	Not annualized.
**	Annualized.
***	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

44  |  2 0 1 3  A N N U A L  R E P O R T

Financial Highlights

Quaker Event Arbitrage

(For a Share Outstanding Throughout the Period)

	Institutional Class
				For the Period June 7, 2010 (commencement
	Years Ended June 30,			of operations) to
	2013	2012	2011	June 30, 2010
Net asset value, beginning of period	$11.97	$12.52	$12.54	$12.35

Income from investment operations:
Net investment income (loss)(1)	0.40	0.13	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	0.67	(0.41)	0.02	0.22
Total from investment operations	1.07	(0.28)	0.10	0.19

Distributions to shareholders from:
Net investment income	(0.05)	—	(0.08)	—
Net realized capital gain	(0.13)	(0.27)	(0.04)	—
Total distributions	(0.18)	(0.27)	(0.12)	—
Net asset value, end of period	$12.86	$11.97	$12.52	$12.54
Total Return(2)	9.04%	(2.14)%	0.72%	1.54	%†*

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$24,929	$13,292	$19,941	$743
Ratio of expenses to average net assets:
Expense before reductions(4)	2.12%	2.09%	2.11%	3.00	%**
Expense net of fee waivers, if any(4)	1.74%	1.74%	1.74%	3.00	%**
Expense before reductions (excluding dividend and interest expense for securities sold short)(4)	2.09%	2.08%	2.06%	2.88	%**
Expenses net of all reductions (excluding dividend and interest expenses for securities sold short)(4)	1.71%	1.73%	1.70%	2.88	%**
Ratio of net investment income (loss) to average net assets ***	—	—	—	(3.81	)**
Before waiver and expense reimbursement(4)	2.89%	0.75%	0.26%	—
After waiver and expense reimbursement(4)	3.27%	1.11%	0.62%	—
Portfolio turnover rate	186.15%	156.57%	98.65%	138.58	%(3)*
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
(3)	Portfolio turnover for this class is for the period January 1, 2010 to June 30, 2010.
(4)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
†	The return shown represents performance for a period of less than one year.
*	Not annualized.
**	Annualized.
***	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  45

Financial Highlights

Quaker Global Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.12	$7.51	$5.92	$5.37	$10.19

Income from investment operations:
Net investment loss(1)	(0.09)	(0.10)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	1.27	(0.29)	1.68	0.62	(4.77)
Total from investment operations	1.18	(0.39)	1.59	0.55	(4.82)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$8.30	$7.12	$7.51	$5.92	$5.37
Total Return(2)	16.57%	(5.19)%	26.86%	10.24%	(47.30)%

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$3,856	$5,707	$11,708	$12,889	$16,380
Ratio of expenses to average net assets	2.83%	2.68%	2.41%	2.32%	2.38%
Ratio of expenses to average net assets (excluding dividend and interest expense for securities sold short)	2.83%	—	—	—	—
Ratio of net investment income (loss) to average net assets	(1.22)%	(1.41)%	(1.30)%	(1.12)%	(0.85)%
Portfolio turnover rate	484.31%	879.75%	732.27%	1212.89%	760.99%

	Class C
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.90	$7.34	$5.82	$5.32	$10.17

Income from investment operations
Net investment loss(1)	(0.14)	(0.15)	(0.14)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.22	(0.29)	1.66	0.61	(4.76)
Total from investment operations	1.08	(0.44)	1.52	0.50	(4.85)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$7.98	$6.90	$7.34	$5.82	$5.32
Total Return(2)	15.65%	(5.99)%	26.12%	9.40%	(47.69)%

Ratios/supplemental data
Net assets, end of period (000’ omitted)	$2,124	$3,158	$6,880	$9,512	$11,386
Ratio of expenses to average net assets	3.58%	3.43%	3.16%	3.07%	3.13%
Ratio of expenses to average net assets (excluding dividend and interest expense for securities sold short)	3.58%	—	—	—	—
Ratio of net investment income (loss) to average net assets	(1.97)%	(2.15)%	(2.07)%	(1.87)%	(1.60)%
Portfolio turnover rate	484.31%	879.75%	732.27%	1212.89%	760.99%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

46  |  2 0 1 3  A N N U A L  R E P O R T

Financial Highlights

Quaker Global Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
					For the Period July 23, 2008 (commencement
	Years Ended June 30,				of operations)
	2013	2012	2011	2010	to June 30, 2009
Net asset value, beginning of period	$8.12	$8.55	$6.71	$6.08	$10.00

Income from investment operations:
Net investment loss(1)	(0.08)	(0.09)	(0.08)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.45	(0.34)	1.92	0.68	(3.87)
Total from investment operations	1.37	(0.43)	1.84	0.63	(3.92)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$9.49	$8.12	$8.55	$6.71	$6.08
Total Return(2)	16.87%	(5.03)%	27.42%	10.36%	(39.20	)%†*

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$625	$899	$987	$877	$226
Ratio of expenses to average net assets	2.58%	2.47%	2.16%	1.86%	2.23	%**
Ratio of expenses to average net assets (excluding dividend and interest expense for securities sold short)	2.58%	—	—	—	—
Ratio of net investment income (loss) to average net assets:	(0.97)%	(1.12)%	(1.05)%	(0.70)%	(0.74	)%**
Portfolio turnover rate	484.31%	879.75%	732.27%	1212.89%	760.99%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
†	The return represent a period of less than one year.
*	Not annualized.
**	Annualized.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  47

Financial Highlights

Quaker Mid Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.73	$16.03	$11.99	$9.39	$14.42

Income from investment operations:
Net investment income (loss)(1)	(0.14)	(0.11)	(0.13)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	3.40	(0.19)	4.17	2.65	(5.04)
Total from investment operations	3.26	(0.30)	4.04	2.60	(5.03)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$18.99	$15.73	$16.03	$11.99	$9.39
Total Return(2)	20.72%	(1.87)%	33.69%	27.69%	(34.88)%

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$6,029	$6,114	$7,229	$6,796	$6,967
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.19%	2.21%	2.13%	2.09%	1.96%
After expense reimbursements and waived fees	2.19%	2.21%	2.13%	2.09%	1.94%
Ratio of net investment income (loss) to average net assets	(0.80)%	(0.70)%	(0.88)%	(0.41)%	0.11%
Portfolio turnover rate	46.91%	41.70%	27.10%	50.53%	184.80%

	Class C
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.11	$14.48	$10.92	$8.61	$13.32

Income from investment operations
Net investment loss(1)	(0.24)	(0.20)	(0.22)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	3.04	(0.17)	3.78	2.43	(4.65)
Total from investment operations	2.80	(0.37)	3.56	2.31	(4.71)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$16.91	$14.11	$14.48	$10.92	$8.61
Total Return(2)	19.84%	(2.56)%	32.60%	26.83%	(35.36)%

Ratios/supplemental data
Net assets, end of period (000’ omitted)	$1,815	$1,950	$2,577	$2,427	$2,629
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.94%	2.96%	2.88%	2.83%	2.71%
After expense reimbursements and waived fees	2.94%	2.96%	2.88%	2.83%	2.69%
Ratio of net investment income (loss) to average net assets:	(1.55)%	(1.45)%	(1.63)%	(1.16)%	(0.62)%
Portfolio turnover rate	46.91%	41.70%	27.10%	50.53%	184.80%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

48  |  2 0 1 3  A N N U A L  R E P O R T

Financial Highlights

Quaker Mid Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.39	$16.66	$12.43	$9.70	$14.87

Income from investment operations:
Net investment income (loss)(1)	(0.10)	(0.07)	(0.10)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	3.54	(0.20)	4.33	2.75	(5.21)
Total from investment operations	3.44	(0.27)	4.23	2.73	(5.17)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$19.83	$16.39	$16.66	$12.43	$9.70
Total Return(2)	20.99%	(1.62)%	34.03%	28.14%	(34.77)%

Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,060	$351	$433	$245	$227
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.94%	1.96%	1.87%	1.84%	1.70%
After expense reimbursements and waived fees	1.94%	1.96%	1.87%	1.84%	1.68%
Ratio of net investment income (loss) to average net assets:	(0.55)%	(0.45)%	(0.62)%	(0.19)%	0.36%
Portfolio turnover rate	46.91%	41.70%	27.10%	50.53%	184.80%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  49

Financial Highlights

Quaker Small-Cap Growth Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Class A
					For the Period September 30, 2008 (commencement
	Years Ended June 30,				of operations)
	2013	2012	2011	2010	to June 30, 2009
Net asset value, beginning of period	$8.88	$10.28	$9.77	$10.09	$10.00
Income from investment operations:
Net investment loss(1)	(0.11)	(0.14)	(0.16)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	0.82	(0.84)	0.90	1.29	0.24
Total from investment operations	0.71	(0.98)	0.74	1.13	0.09
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	(0.42)	(0.23)	(1.45)	—
Total distributions	—	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$9.59	$8.88	$10.28	$9.77	$10.09
Total Return(2)	8.00%	(9.51)%	7.79%	11.75%	0.90	%†*
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,594	$2,507	$9,082	$13,281	$3,728
Ratio of expenses to average net assets	2.45%	2.24%	2.02%	1.89%	2.64	%**
Ratio of net investment income (loss) to average net assets	(1.24)%	(1.54)%	(1.70)%	(1.61)%	(2.15	)%**
Portfolio turnover rate	441.74%	625.61%	879.32%	991.29%	714.79	%*

	Class C
					For the Period September 30, 2008 (commencement
	Years Ended June 30,				of operations)
	2013	2012	2011	2010	to June 30, 2009
Net asset value, beginning of period	$8.61	$10.06	$9.64	$10.04	$10.00
Income from investment operations:
Net investment loss(1)	(0.18)	(0.20)	(0.23)	(0.24)	(0.19)
Net realized and unrealized gain (loss) on investments	0.79	(0.83)	0.88	1.29	0.23
Total from investment operations	0.61	(1.03)	0.65	1.05	0.04
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	—	(0.42)	(0.23)	(1.45)	—
Total distributions	—	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$9.22	$8.61	$10.06	$9.64	$10.04
Total Return(2)	7.08%	(10.23)%	6.95%	10.94%	0.40	%†*
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,027	$1,900	$5,896	$9,180	$5,081
Ratio of expenses to average net assets	3.20%	2.97%	2.78%	2.65%	3.33	%**
Ratio of net investment income (loss) to average net assets	(1.99)%	(2.25)%	(2.45)%	(2.35)%	(2.80	)%**
Portfolio turnover rate	441.74%	625.61%	879.32%	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment returns is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

The accompanying notes are an integral part of the financial statements.

50  |  2 0 1 3  A N N U A L  R E P O R T

Financial Highlights

Quaker Small-Cap Growth Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
					For the Period September 30, 2008 (commencement
	Years Ended June 30,				of operations)
	2013	2012	2011	2010	to June 30, 2009
Net asset value, beginning of period	$8.98	$10.37	$9.84	$10.13	$10.00
Income from investment operations:
Net investment loss(1)	(0.09)	(0.12)	(0.14)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	0.83	(0.85)	0.90	1.30	0.25
Total from investment operations	0.74	(0.97)	0.76	1.16	0.13
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	(0.42)	(0.23)	(1.45)	—
Total distributions	—	(0.42)	(0.23)	(1.45)	—
Net asset value, end of period	$9.72	$8.98	$10.37	$9.84	$10.13
Total Return(2)	8.24%	(9.33)%	7.93%	12.01%	1.30	%†*
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$823	$1,898	$5,087	$4,499	$721
Ratio of expenses to average net assets	2.20%	1.99%	1.81%	1.65%	2.30	%**
Ratio of net investment income (loss) to average net assets:	(0.99)%	(1.26)%	(1.47)%	(1.37)%	(1.76	)%**
Portfolio turnover rate	441.74%	625.61%	879.32%	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The return shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  51

Financial Highlights

Quaker Small-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.85	$16.53	$11.54	$9.90	$13.88
Income from investment operations:
Net investment income (loss)(1)	0.09	(0.08)	(0.05)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	3.58	(0.60)	5.04	1.71	(3.96)
Total from investment operations	3.67	(0.68)	4.99	1.64	(3.97)
Distributions to shareholders from:
Net investment income	(0.02)	—	—	—	—
Net realized capital gain	—	—	—	—	(0.01)
Total distributions	(0.02)	—	—	—	(0.01)
Net asset value, end of period	$19.50	$15.85	$16.53	$11.54	$9.90
Total Return(2)	23.17%	(4.11)%	43.24%	16.57%	(28.61)%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$7,727	$8,347	$14,168	$19,398	$20,210
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.93%	1.96%	1.98%	1.89%	1.83%
After expense reimbursements and waived fees	1.93%	1.96%	1.98%	1.83%	1.74%
Ratio of net investment income (loss) to average net assets	0.49%	(0.52)%	(0.35)%	(0.60)%	(0.09)%
Portfolio turnover rate	142.27%	157.77%	130.60%	112.61%	122.83%

	Class C
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.49	$14.17	$9.98	$8.62	$12.18
Income from investment operations:
Net investment loss(1)	(0.04)	(0.16)	(0.14)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	3.04	(0.52)	4.33	1.50	(3.47)
Total from investment operations	3.00	(0.68)	4.19	1.36	(3.55)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.01)
Net asset value, end of period	$16.49	$13.49	$14.17	$9.98	$8.62
Total Return(2)	22.24%	(4.80)%	41.98%	15.78%	(29.16)%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,625	$1,863	$2,524	$2,085	$2,688
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.68%	2.70%	2.73%	2.63%	2.58%
After expense reimbursements and waived fees	2.68%	2.70%	2.73%	2.57%	2.49%
Ratio of net investment income (loss) to average net assets	(0.26)%	(1.25)%	(1.15)%	(1.36)%	(0.86)%
Portfolio turnover rate	142.27%	157.77%	130.60%	112.61%	122.83%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

52  |  2 0 1 3  A N N U A L  R E P O R T

Financial Highlights

Quaker Small-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.50	$17.15	$11.96	$10.24	$14.32
Income from investment operations:
Net investment income (loss)(1)	0.13	(0.04)	(0.01)	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	3.73	(0.61)	5.20	1.77	(4.09)
Total from investment operations	3.86	(0.65)	5.19	1.73	(4.07)
Distributions to shareholders from:
Net investment income	(0.07)	—	—	(0.01)	—
Net realized capital gain	—	—	—	—	(0.01)
Total distributions	(0.07)	—	—	(0.01)	(0.01)
Net asset value, end of period	$20.29	$16.50	$17.15	$11.96	$10.24
Total Return(2)	23.44%	(3.79)%	43.39%	16.90%	(28.43)%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$23,393	$20,028	$23,073	$61,004	$60,675
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.68%	1.71%	1.73%	1.64%	1.59%
After expense reimbursements and waived fees	1.68%	1.71%	1.73%	1.58%	1.50%
Ratio of net investment income (loss) to average net assets	0.74%	(0.25)%	(0.07)%	(0.35)%	0.19%
Portfolio turnover rate	142.27%	157.77%	130.60%	112.61%	122.83%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  53

Financial Highlights

Quaker Strategic Growth Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.13	$16.53	$13.33	$12.33	$28.45

Income from investment operations:
Net investment loss(1)	(0.15)	(0.15)	(0.14)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	3.33	(0.25)	3.34	1.10	(14.08)
Total from investment operations	3.18	(0.40)	3.20	1.00	(14.15)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	(1.97)
Total distributions	—	—	—	—	(1.97)
Net asset value, end of period	$19.31	$16.13	$16.53	$13.33	$12.33
Total Return(2)	19.71%	(2.42)%	24.01%	8.11%	(49.61)%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$88,970	$111,778	$186,877	$306,523	$436,015
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.36%	2.30%	2.21%	1.99%	1.89%
After expense reimbursements and waived fees	2.24%	2.24%	1.99%	1.99%	1.89%
Ratio of net investment income (loss) to average net assets:		—	—	(0.69)%	0.45%
Before expense reimbursement and waived fees(3)	(0.98)%	1.03%	(1.14)%	—	—
After expense reimbursement and waived fees(3)	(0.86)%	(0.98)%	(0.92)%	—	—
Portfolio turnover rate	294.35%	178.23%	136.18%	276.31%	468.72%

	Class C
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.47	$14.94	$12.14	$11.31	$26.61

Income from investment operations:
Net investment loss(1)	(0.25)	(0.24)	(0.23)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	2.97	(0.23)	3.03	1.02	(13.16)
Total from investment operations	2.72	(0.47)	2.80	0.83	(13.33)

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	(1.97)
Total distributions	—	—	—	—	(1.97)
Net asset value, end of period	$17.19	$14.47	$14.94	$12.14	$11.31
Total Return(2)	18.80%	(3.15)%	23.06%	7.34%	(49.99)%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$22,968	$27,102	$42,729	$63,002	$92,152
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.11%	3.04%	2.96%	2.74%	2.64%
After expense reimbursements and waived fees	2.99%	2.99%	2.74%	2.74%	2.64%
Ratio of net investment income (loss) to average net assets:		—	—	(1.44)%	(1.21)%
Before expense reimbursement and waived fees(3)	(1.74)%	(1.77)%	(1.90)%	—	—
After expense reimbursement and waived fees(3)	(1.62)%	(1.72)%	(1.68)%	—	—
Portfolio turnover rate	294.35%	178.23%	136.18%	276.31%	468.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

54  |  2 0 1 3  A N N U A L  R E P O R T

Financial Highlights

Quaker Strategic Growth Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.66	$17.03	$13.71	$12.65	$29.03
Income from investment operations:
Net investment loss(1)	(0.11)	(0.11)	(0.11)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	3.44	(0.26)	3.43	1.13	(14.37)
Total from investment operations	3.33	(0.37)	3.32	1.06	(14.41)
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	(1.97)
Total distributions	—	—	—	—	(1.97)
Net asset value, end of period	$19.99	$16.66	$17.03	$13.71	$12.65
Total Return(2)	19.99%	(2.17)%	24.22%	8.38%	(49.51)%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$45,851	$40,288	$41,519	$20,355	$46,136
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.11%	2.03%	1.97%	1.75%	1.64%
After expense reimbursements and waived fees	1.99%	1.99%	1.74%	1.75%	1.64%
Ratio of net investment income (loss) to average net assets:		—	—	(0.46)%	(0.23)%
Before expense reimbursement and waived fees(3)	(0.74)%	(0.72)%	(0.89)%	—	—
After expense reimbursement and waived fees(3)	(0.62)%	(0.68)%	(0.66)%	—	—
Portfolio turnover rate	294.35%	178.23%	136.18%	276.31%	468.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

2 0 1 3  A N N U A L  R E P O R T  |  55

Notes to the Financial Statements

Note 1 — Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has seven series: Quaker Akros Absolute Return Fund (formerly, Quaker Akros Absolute Strategies Fund) (“Akros Absolute Return”), Quaker Event Arbitrage Fund (“Event Arbitrage”), Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), Quaker Small-Cap Growth Tactical Allocation Fund (“Small-Cap Growth Tactical Allocation”), Quaker Small-Cap Value Fund (“Small-Cap Value”) and Quaker Strategic Growth Fund (“Strategic Growth”) (each a “Fund” and collectively, “Funds”). All Funds are diversified with the exception of Akros Absolute Return and Event Arbitrage. The investment objectives of each Fund are set forth below.

Akros Absolute Return commenced operations on October 4, 2010 in conjunction with the reorganization of the Akros Absolute Return Fund. The predecessor Absolute Return Fund commenced operations on September 30, 2005. Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Global Tactical Allocation commenced operations on May 1, 2008. Small-Cap Growth Tactical Allocation commenced operations on September 30, 2008. Event Arbitrage commenced operations on June 7, 2010 in conjunction with the reorganization of the Pennsylvania Avenue Event Driven Fund (“Event Driven Fund”). The predecessor Event Driven Fund commenced operations on September 19, 2002. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval.

The Funds currently offer three classes of shares (Class A, Class C and Institutional Class Shares). Class A Shares are charged a front-end sales charge and a distribution and servicing fee; Class C shares are charged a distribution fee, but bear no front-end sales charge or contingent deferred sales charge (“CDSC”); and Institutional Class Shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds. Quaker Funds, Inc. (“QFI”), the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.

Note 2 — Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.   Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

Short-term investments are valued at amortized cost, which approximates fair market value.

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including the pricing model used and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private equity holdings are the cost of prior transactions in the secondary market, prior stock repurchase offers from the company, single broker quotes and discounts applied for a lack of marketability. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level I — Quoted prices in active markets for identical securities.

Level II — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Municipal securities, long-term U.S. Government obligations and corporate debt securities

56  |  2 0 1 3  A N N U A L  R E P O R T

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level III — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

For international equity securities traded on a foreign exchange or market which closes prior to a Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used, and these securities are categorized as Level 2.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s assets and liabilities:

Description	AKROS ABSOLUTE RETURN	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$769,465	$30,019	$8	$799,492
Foreign Common Stocks		$504,901	—	—	504,901
Preferred Stocks		—	—	112,500	112,500
Domestic Private Placements		—	—	18,771	18,771
Rights		92	—	—	92
Warrants		41,979	—	4,889	46,868
Corporate Bonds		—	1,250	—	1,250
Purchased Options		240	—	—	240
Short-Term Investments		208,277	747,623	—	955,900
Investments Purchased with Proceeds from Security Lending		281,860	—	—	281,860
Total Investments in Securities		$1,806,814	$778,892	$136,168	$2,721,874
Common Stocks sold short		(708,001)	—	—	(708,001)
Exchange-Traded Funds		(456,650)	—	—	(456,650)
Written Options		(5,170)	(260)	—	(5,430)
Total Investments in Securities sold short		$(1,169,821)	$(260)	$—	$(1,170,081)

Description	EVENT ARBITRAGE	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$31,502,174	$243,463	$1,248,016	$32,993,653
Foreign Common Stocks		3,887,917	13,008	—	3,900,925
Preferred Stocks		—	23	613,000	613,023
Real Estate Investment Trusts		1,016,440	—	—	1,016,440
Rights		—	—	—	—
Warrants		—	492,846	—	492,846
Asset Backed Securities		—	2,762,408	240,000	3,002,408
Convertible Bonds		—	156,688	503,750	660,438
Corporate Bonds		—	2,068,093	—	2,068,093
Mortgage Backed Securities		—	1,879,232	—	1,879,232
Municipal Bonds		—	956,041	—	956,041
Term Loan		—	—	511,054	511,054
Purchased Options		387,910	410,220	626,467	1,424,597
Short-Term Investments		8,521,553	—	—	8,521,553
Investments Purchased with Proceeds from Security Lending		4,272,213	—	—	4,272,213
Total Investments in Securities		49,588,207	8,982,022	3,742,287	62,312,516
Common Stocks sold short		(1,265,500)	—	—	(1,265,500)
Written Options		(212,194)	(653,598)	(916,623)	(1,782,415)
Forwards		(420)	—	—	(420)
Total		$(1,478,114)	$(653,598)	$(916,623)	$(3,048,335)

2 0 1 3  A N N U A L  R E P O R T  |  57

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Description	GLOBAL TACTICAL ALLOCATION	Level 1	Level 2	Level 3	Total
Common Stocks		$6,540,225	$—	$—	$6,540,225
Short-Term Investments		26,765	—	—	26,765
Investments Purchased with Proceeds from Security Lending		1,555,375	—	—	1,555,375
Total Investments in Securities		$8,122,365	$—	$—	$8,122,365
Exchange-Traded Funds - Sold short		213,428	—	—	213,428
Total Investments in Securities sold short		$213,428	$—	$—	$213,428

Description	MID-CAP VALUE	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$7,443,519	$—	$—	$7,443,519
Foreign Common Stocks		485,857	—	—	485,857
Real Estate Investment Trusts		420,961	—	—	420,961
Short-Term Investments		465,061	—	—	465,061
Investments Purchased with Proceeds from Security Lending		2,395,433	—	—	2,395,433
Total Investments in Securities		$11,210,831	$—	$—	$11,210,831

Description	SMALL-CAP GROWTH TACTICAL ALLOCATION	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$2,284,851	$—	$—	$2,284,851
Foreign Common Stocks		491,430	—	—	491,430
Exchange-Traded Funds		323,028	—	—	323,028
Short-Term Investments		425,228	—	—	425,228
Investments Purchased with Proceeds from Security Lending		837,630	—	—	837,630
Total Investments in Securities		$4,362,167	$—	$—	$4,362,167

Description	SMALL-CAP VALUE	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$27,663,241	$—	$—	$27,663,241
Foreign Common Stocks		3,488,680	—	—	3,488,680
Real Estate Investment Trusts		1,385,295	—	—	1,385,295
Short-Term Investments		726,545	—	—	726,545
Investments Purchased with Proceeds from Security Lending		6,030,392	—	—	6,030,392
Total Investments in Securities		$39,294,153	$—	$—	$39,294,153

Description	STRATEGIC GROWTH	Level 1	Level 2	Level 3	Total
Common Stocks		$120,364,464	$—	$—	$120,364,464
Foreign Common Stocks		30,530,631	—	—	30,530,631
Short-Term Investments		7,088,348	—	—	7,088,348
Investments Purchased with Proceeds from Security Lending		29,936,988	—	—	29,936,988
Total Investments in Securities		$187,920,431	$—	$—	$187,920,431

Refer to the Fund’s Schedules of Investments for industry classifications.

There have been no transfers in and out of Level 1 and Level 2 fair value measurements as of June 30, 2013 for all of the Funds.

Transfers are recognized at the end of the reporting period.

Level 3 Reconciliation

The following is a reconciliation of Akros Absolute Return’s and Event Arbitrage’s Level 3 investments for which significant unobservable inputs were used in determining value.

See the schedules of investments for industry breakout:

AKROS ABSOLUTE RETURN	Balance as of June 30, 2012	Purchases	Sales	Realized gain (loss)	Net Unrealized appreciation (depreciation)	Amortized discounts/ premiums	Transfers in to Level 3	Transfers out of Level 3	Balance as of 6/30/2013
Common Stocks & Warrants	$8,120	$300	$(7,577)	$7,577	$(3,523)	$—	$—	$—	$4,897
Preferred Stocks	105,000	—	—	—	7,500	—	—	—	112,500
Private Placements	18,770	—	—	—	1	—	—	—	$18,771
	$131,890	$300	$(7,577)	$7,577	$3,978	$—	$—	$—	$136,168
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2013									$12,090

EVENT ARBITRAGE	Balance as of June 30, 2012	Purchases	Sales	Realized gain (loss)	Net Unrealized appreciation (depreciation)	Amortized discounts/ premiums	Transfers in to Level 3	Transfers out of Level 3	Balance as of 6/30/2013
Common Stocks	$1,644,674	$458,662	$(1,082,672)	$120,997	$83,625	$—	$22,730	$—	$1,248,016
Preferred Stocks	—	613,000	—	—	—	—	—	—	613,000
Asset Backed Securities	—	—	—	—	—	—	240,000	—	240,000
Convertible Bonds	—	505,000	—	—	(1,250)	—	—	—	503,750
Term Loan	—	511,054	—	—	—	—	—	—	511,054
Purchased Options	—	538,298	—	—	88,169	—	—	—	626,467
	$1,644,674	$2,626,014	$(1,082,672)	$120,997	$170,544	$—	$262,730	$—	$3,742,287
Written Options	$—	$(605,918)	$—	$—	$(310,705)	$—	$—	$—	$(916,623)
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2013									$(125,836)

58  |  2 0 1 3  A N N U A L  R E P O R T

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2013

	Fair Value at	Evaluation	Unobservable
AKROS ABSOLUTE RETURN	June 30, 2013	Technique	Input
Common Stocks	$8	Qualitative assessment	Discount for lack of marketability
Preferred Stocks	112,500	Qualitative assessment	Prior transaction cost
Private Placements	18,771	Qualitative assessment	Prior transaction cost
Warrants	4,889	Options pricing model	Volatility, risk free interest rate

	Fair Value at	Evaluation	Unobservable
EVENT ARBITRAGE	June 30, 2013	Technique	Input
Common Stocks	$756,847	Qualitative assessment	Prior transaction cost
Common Stocks	468,439	Qualitative assessment	Prior stock repurchase offer
Common Stocks	22,730	Qualitative assessment	Discount for lack of marketability
Preferred Stocks	613,000	Qualitative assessment	Prior transaction cost
Asset Backed Securities	240,000	Qualitative assessment	Single broker quote
Convertible Bonds	503,750	Qualitative assessment	Prior transaction cost
Term Loan	511,054	Qualitative assessment	Prior transaction cost
Purchased Options	626,467	Options pricing model	Volatility, risk free interest rate
Written Options	(916,623)	Options pricing model	Volatility, risk free interest rate

B.   Federal Income Taxes. It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2013 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C.   Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

D.   Options Contracts Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

E.   Purchased Options. Certain Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

F.   Futures Contracts. Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation

2 0 1 3  A N N U A L  R E P O R T  |  59

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

G.   Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

H.   Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

I.   Portfolio Investment Risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Akros Absolute Return and Event Arbitrage are not “diversified” Funds, which means that each of these Fund’s may allocate their investments to a relatively small number of issuers or to a single industry, making the Fund’s more susceptible to adverse developments of a single user or industry. As a result, investing in these Fund’s is potentially more risky than investing in a diversified fund that is otherwise similar to these Fund’s.

J.   Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K.   Expense Allocations. Expenses that are not series (Fund) specific are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.

L.   Distributions to Shareholders. Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

M.   Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

N.   Security Loans. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

O.   Derivative Instruments. The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds traded financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at June 30, 2013 was as follows:

Akros Absolute Return

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$5,430
Purchased Options	240	—
Warrants	46,868	—

60  |  2 0 1 3  A N N U A L  R E P O R T

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Event Arbitrage

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$1,782,415
Purchased Options	1,424,597	—
Forward Currency Contracts	—	420
Warrants	492,846	—
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)	Statements of Assets and Liabilities location: Call Options Written, at value and Payable for open forward currency contracts.

The effect of derivative instruments on the Statements of Operations and whose underlying risk exposure is equity price risk for the period ended June 30, 2013 was as follows:

Akros Absolute Return
		Change in Unrealized
	Realized Gain(Loss)	Appreciation
	on Derivatives	(Depreciation) on
	Recognized in	Derivatives Recognized
Derivative	Income(1)	in Income(2)
Written Options	63,051	(4,918)
Purchased Options	(26,684)	(3,651)
Futures	(66,028)	27,354
Warrants	25,429	(7,557)

Event Arbitrage

		Change in Unrealized
	Realized Gain(Loss)	Appreciation
	on Derivatives	(Depreciation) on
	Recognized in	Derivatives Recognized
Derivative	Income(1)	in Income(2)
Written Options	6,102,873	326,361
Purchased Options	(737,614)	142,899
Forward Currency Contracts	91,691	(23,831)
Warrants	—	(62,836)

Global Tactical

		Change in Unrealized
	Realized Gain(Loss)	Appreciation
	on Derivatives	(Depreciation) on
	Recognized in	Derivatives Recognized
Derivative	Income(1)	in Income(2)
Written Options	1,230	107

Strategic Growth

		Change in Unrealized
	Realized Gain(Loss)	Appreciation
	on Derivatives	(Depreciation) on
	Recognized in	Derivatives Recognized
Derivative	Income(1)	in Income(2)
Written Options	21,331	1,704
(1)	Statements of Operations location: Net realized gain (loss) from written options, net realized gain (loss) from investments and net realized gain (loss) from futures and forward currency contracts.
(2)	Statements of Operations location: Net unrealized appreciation (depreciation) on written options, net unrealized appreciation (depreciation) on investments and net unrealized appreciation (depreciation) on futures and forward currency contracts.

The average notional amounts of written options, purchased options, futures and forward currency contracts outstanding during the period ended June 30, 2013 were approximately as follows:

				Forward
	Written	Purchased		Currency
	Options	Options	Futures	Contracts
Akros Absolute Return	$3,778	$4,831	$350,234	$—
Event Arbitrage	1,476,997	563,453		618,701
Global Tactical Allocation	296	—	—	—
Strategic Growth	5,108	—	—	—

Note 3 — Investment Advisory Fee and Other Related Party Transactions

QFI serves as investment adviser to each Fund. Pursuant to separate investment sub-advisory agreements, QFI has selected the following investment advisory firms to serve as sub-advisers:

Fund	Sub-adviser
Akros Absolute Return	Akros Capital, LLC
Event Arbitrage	N/A
Global Tactical Allocation Inc.	DG Capital Management, Inc.
Mid-Cap Value Fund	Kennedy Capital Management, Inc.
Small-Cap Growth Tactical Allocation	Century Management, Inc.
Small-Cap Value	Aronson Johnson Ortiz, L.P.
Strategic Growth	DG Capital Management, Inc.

QFI or the sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2013. Amounts are expressed as an annualized percentage of average net assets.

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed
Akros Absolute Return	1.25%	0.75%	2.46%
Event Arbitrage	1.30%	N/A	0.38%
Global Tactical Allocation	1.25%	0.75%	N/A
Mid-Cap Value	1.05%	0.75%	N/A
Small-Cap Growth Tactical Allocation	1.00%	0.50%	N/A
Small-Cap Value	1.00%	0.65%	N/A
Strategic Growth	1.30%	0.75%	0.12%

For the fiscal year ending June 30, 2013, QFI and the sub-advisers earned and reimbursed fees as follows:

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
	paid to QFI	to the sub-adviser	reimbursed
Akros Absolute Return	$68,424	$41,055	$134,759
Event Arbitrage	743,459	N/A	218,279
Global Tactical Allocation	104,346	62,608	N/A
Mid-Cap Value	84,710	60,507	N/A
Small-Cap Growth Tactical Allocation	49,009	24,504	N/A
Small-Cap Value	311,002	202,151	N/A
Strategic Growth	2,150,357	1,240,590	204,586

Akros Capital, LLC the sub-adviser to Akros Absolute Return has waived a portion of its sub-advisory fee to the extent that the total operating expenses of Akros Absolute Return (exclusive of 12b-1 fees) exceeded the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. If, at any time, the annualized expenses of Akros Absolute Return were less than the annualized expense ratio, the Trust, on behalf of Akros Absolute Return, would reimburse QFI for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Akros Absolute Return, and (b) can be repaid without causing the expenses of Akros Absolute Return to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2012 until October 28, 2013. This agreement shall automatically terminate upon termination of the advisory agreement between QFI and the Trust or, with respect to the Akros Absolute Return Fund, in the event of its merger or liquidation.

2 0 1 3  A N N U A L  R E P O R T  |  61

Notes to the Financial Statements

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Event Arbitrage (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion. If, at any time, the annualized expenses of Event Arbitrage were less than the annualized expense ratio, the Trust, on behalf of Event Arbitrage, would reimburse QFI for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Event Arbitrage, and (b) can be repaid without causing the expenses of Event Arbitrage to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2012 until October 28, 2013. This agreement shall automatically terminate upon termination of the advisory agreement between QFI and the Trust or, with respect to Event Arbitrage, in the event of its merger or liquidation.

Additionally, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

Additionally, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Strategic Growth (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.24% for Class A shares, 2.99% for Class C shares, and 1.99% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

At June 30, 2013, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of Akros Absolute Return, Event Arbitrage and Strategic Growth that may be recouped was $463,116, $490,775 and $1,056,306, respectively. The Advisor may recapture portions of the above amount no later than the dates stated below:

	August 31,	June 30,	June 30,	June 30,
	2013	2014	2015	2016
Akros Absolute Return	$152,600	$120,543	$55,214	$134,759
Event Arbitrage	—	85,149	187,347	218,279
Strategic Growth	—	751,125	100,595	204,586

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C shares described below. There is no Rule 12b-1 distribution plan for Institutional Class shares of the Funds. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.

For the fiscal year ending June 30, 2013, the Distributor received underwriter concessions from the sale of Funds shares as follows:

Fund	Amount
Akros Absolute Return	$406
Event Arbitrage	7,739
Global Tactical Allocation	246
Mid-Cap Value	527
Small-Cap Growth Tactical Allocation	172
Small-Cap Value	275
Strategic Growth	5,806

Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2013, the Funds compensated the CCO as follows:

Fund	Amount
Akros Absolute Return	$4,354
Event Arbitrage	36,627
Global Tactical Allocation	5,486
Mid-Cap Value	5,190
Small-Cap Growth Tactical Allocation	3,727
Small-Cap Value	19,766
Strategic Growth	106,717

Note 4 — Purchases and Sales of Investments

For the fiscal year ending June 30, 2013 aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

	Purchases	Sales
Akros Absolute Return	$4,716,037	$6,305,433
Event Arbitrage	113,115,479	82,781,429
Global Tactical Allocation	38,708,330	42,873,809
Mid-Cap Value	3,721,202	5,201,689
Small-Cap Growth Tactical Allocation	18,987,235	21,097,617
Small-Cap Value	43,758,475	47,049,994
Strategic Growth	454,274,108	494,805,590

Note 5 — Options Written

A summary of option contracts written by the Trust during the fiscal year ended June 30, 2013 are as follows:

	Akros Absolute Return
	Number of	Option
	Contracts	Premiums
Options outstanding at beginning of period	140	$9,698
Options written	1,926	69,400
Options closed	(237)	(12,398)
Options exercised	(422)	(14,014)
Options expired	(1,265)	(45,951)
Options outstanding at end of period	142	6,735

	Event Arbitrage
	Number of	Option
	Contracts	Premiums
Options outstanding at beginning of period	9,560	$1,274,680
Options written	99,152	14,249,829
Options closed	(43,830)	(6,854,766)
Options exercised	(27,139)	(6,069,635)
Options expired	(18,802)	(932,388)
Options outstanding at end of period	18,941	1,667,720

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Note 5 — Options Written (Continued)

	Global Tactical Allocation
	Number of Contracts	Option Premiums
Options outstanding at beginning of period	23	$1,373
Options written	—	—
Options closed	(13)	(663)
Options exercised	(10)	(710)
Options expired	—	—
Options outstanding at end of period	—	—
	Strategic Growth
	Number of Contracts	Option Premiums
Options outstanding at beginning of period	400	$23,839
Options written	—	—
Options closed	(228)	(11,628)
Options exercised	(172)	(12,211)
Options expired	—	—
Options outstanding at end of period	—	—

Note 6 — Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2013 for each Fund were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Akros Absolute Return	$3,332,135	$70,147	$(680,408)	$(610,261)
Event Arbitrage	62,833,934	3,024,122	(3,545,540)	(521,418)
Global Tactical Allocation	7,522,847	666,693	(67,175)	599,518
Mid-Cap Value	9,531,618	1,797,124	(117,911)	1,679,213
Small Cap Growth Tactical Allocation	4,991,050	197,033	(825,916)	(628,883)
Small-Cap Value	36,000,490	4,056,510	(762,847)	3,293,663
Strategic Growth	170,082,162	19,067,108	(1,228,839)	17,838,269

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Capital Loss Carryforward	Late Year Loss	Total Distributable Earnings/(Loss)
Akros Absolute Return	$(996,352)	$—	$—	$(92,213)	$(272,910)	$(1,361,475)
Event Arbitrage	(645,803)	1,854,920	—	—	(755,993)	453,124
Global Tactical Allocation	621,543	—	—	(12,584,462)	(46,337)	(12,009,256)
Mid-Cap Value	1,679,213	—	—	(8,061,333)	(34,658)	(6,416,778)
Small Cap Growth Tactical Allocation	(628,883)	—	—	(423,584)	(11,931)	(1,064,398)
Small-Cap Value	3,293,663	117,065	—	(5,165,605)	—	(1,754,877)
Strategic Growth	17,838,269	—	—	(422,501,515)	(574,287)	(405,237,533)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options, the differing book/tax treatment of unrealized appreciation/depreciation on forward foreign currency contracts, and outstanding PFIC adjustments.

The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31 and from ordinary losses incurred after December 31.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2013, the capital loss carryovers for the Funds were as follows:

	Post December 31, 2010 Capital Losses No Expiration		Capital Loss Carryovers Expiring			Post-October Capital Loss
Fund	Short-Term	Long-Term	2018	2017	2016	Deferred	Utilized
Akros Absolute Return	$—	$92,213	$—	$—	$—	$272,910	$—
Event Arbitrage	—	—	—	—	—	755,993	(413,363)
Global Tactical Allocation	—	—	2,718,683	9,865,779	—	—	—
Mid-Cap Value	—	—	1,170,572	6,890,761	—	—	—
Small-Cap Growth Tactical Allocation	423,584	—	—	—	—	—	—
Small-Cap Value	—	—	5,165,605	—	—	—	—
Strategic Growth	—	—	164,714,298	257,787,217	—	—	—

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Notes to the Financial Statements

Note 7 — Reclassification of Capital Accounts

In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2013, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

	Accumulated	Accumulated
	Net Investment	Net Realized	Paid-in
Beneficial Fund	Income (Loss)	Gain (Loss)	Capital
Akros Absolute Return	120,208	19,162	(139,370)
Event Arbitrage	159,345	(159,338)	(7)
Global Tactical Allocation	153,458	—	(153,458)
Mid-Cap Value	75,793	—	(75,793)
Small Cap Growth Tactical Allocation	117,308	(31,292)	(86,016)
Small-Cap Value	—	—	—
Strategic Growth	1,591,742	—	(1,591,742)

Note 8 — Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.

The tax character of dividends and distributions paid during the fiscal years of 2013 and 2012 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2013	2012	2013	2012	2013	2012
Akros Absolute Return	$50,041	$—	$—	$—	$—	$—
Event Arbitrage	700,520	1,103,905	—	—	—	—
Global Tactical Allocation	—	—	—	—	—	—
Mid-Cap Value	—	—	—	—	—	—
Small Cap Growth Tactical Allocation	—	548,581	—	—	—	—
Small-Cap Value	86,508	—	—	—	—	—
Strategic Growth	—	—	—	—	—	—

Note 9 — Fund Share Transactions

At June 30, 2013, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:

Akros Absolute Return
	For the Fiscal Year Ended June 30, 2013				For the Fiscal Year Ended June 30, 2012
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	125,350	(379,152)	3,728	316,191	123,496	(667,212)	—	566,265
Value	$1,015,336	$(3,052,660)	$29,822		$1,057,720	$(5,813,173)	$—
Class C
Shares	8,538	(34,965)	378	20,521	38,600	(25,713)	—	46,570
Value	$67,264	$(275,232)	$2,967		$323,952	$(216,198)	$—
Institutional Class
Shares	38,131	(34,584)	1,802	205,691	41,220	(113,883)	—	200,342
Value	$306,528	$(277,532)	$14,505		$356,147	$(969,874)	$—

Event Arbitrage
	For the Fiscal Year Ended June 30, 2013				For the Fiscal Year Ended June 30, 2012
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	1,020,896	(1,212,671)	30,835	2,750,981	1,735,073	(912,029)	56,537	2,911,921
Value	$12,620,599	$(14,814,872)	$371,562		$20,758,217	$(10,911,336)	$653,570
Class C
Shares	113,780	(256,519)	5,746	473,641	354,371	(105,426)	10,799	610,634
Value	$1,388,619	$(3,121,760)	$68,205		$4,227,492	$(1,248,161)	$123,866
Institutional Class
Shares	1,161,683	(349,132)	16,200	1,939,002	413,029	(915,671)	20,573	1,110,251
Value	$14,462,851	$(4,310,034)	$195,699		$4,887,392	$(10,726,682)	$238,645

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Note 9 — Fund Share Transactions (Continued)

Global Tactical Allocation
	For the Fiscal Year Ended June 30, 2013				For the Fiscal Year Ended June 30, 2012
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	41,787	(379,191)	—	464,592	103,452	(859,470)	—	801,996
Value	$309,689	$(2,905,906)	$—		$721,380	$(5,963,328)	$—
Class C
Shares	2,199	(193,971)	—	266,186	46,415	(526,527)	—	457,958
Value	$15,378	$(1,436,277)	$—		$315,078	$(3,600,623)	$—
Institutional Class
Shares	1,318	(46,164)	—	65,868	59,881	(64,634)	—	110,714
Value	$12,075	$(409,020)	$—		$500,000	$(557,611)	$—

Mid-Cap Value
	For the Fiscal Year Ended June 30, 2013				For the Fiscal Year Ended June 30, 2012
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	74,459	(145,642)	—	317,431	28,760	(91,030)	—	388,614
Value	$1,379,496	$(2,506,200)	$—		$440,252	$(1,362,926)	$—
Class C
Shares	3,057	(33,899)	—	107,369	12,078	(51,770)	—	138,211
Value	$46,032	$(520,042)	$—		$169,204	$(671,636)	$—
Institutional Class
Shares	48,215	(16,203)	—	53,443	—	(4,565)	—	21,431
Value	$907,883	$(308,708)	$—		$—	$(68,756)	$—

Small-Cap Growth Tactical Allocation
	For the Fiscal Year Ended June 30, 2013				For the Fiscal Year Ended June 30, 2012
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	4,676	(120,797)	—	166,184	12,860	(642,623)	28,363	282,305
Value	$42,664	$(1,103,618)	$—		$124,477	$(5,865,299)	$247,896
Class C
Shares	229	(109,683)	—	111,363	18,513	(397,263)	13,446	220,817
Value	$2,000	$(964,669)	$—		$175,362	$(3,508,730)	$114,426
Institutional Class
Shares	9,010	(135,670)	—	84,634	26,663	(314,969)	9,224	211,294
Value	$83,566	$(1,247,791)	$—		$247,767	$(2,822,614)	$81,451

Small-Cap Value
	For the Fiscal Year Ended June 30, 2013				For the Fiscal Year Ended June 30, 2012
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	17,706	(148,506)	489	396,367	42,586	(373,217)	—	526,678
Value	$302,337	$(2,558,282)	$8,059		$638,657	$5,492,383	$—
Class C
Shares	2,096	(41,640)	—	98,568	559	(40,550)	—	138,112
Value	$31,188	$(617,552)	$—		$7,340	$(509,287)	$—
Institutional Class
Shares	64,487	(128,787)	3,255	1,153,136	552,441	(683,273)	—	1,214,181
Value	$1,183,195	$(2,332,157)	$55,782		$9,566,836	$(10,769,664)	$—

Strategic Growth
	For the Fiscal Year Ended June 30, 2013				For the Fiscal Year Ended June 30, 2012
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	530,779	(2,851,509)	—	4,607,225	500,426	(4,878,197)	—	6,927,955
Value	$9,819,661	$(50,010,445)	$—		$7,925,123	$(76,172,869)	$—
Class C
Shares	23,191	(559,927)	—	1,336,049	55,875	(1,043,606)	—	1,872,785
Value	$364,184	$(8,702,474)	$—		$791,844	$(14,712,803)	$—
Institutional Class
Shares	931,177	(1,055,174)	—	2,294,134	932,946	(952,784)	—	2,418,131
Value	$16,754,902	$(18,625,480)	$—		$15,225,608	$(15,185,671)	$—

2 0 1 3  A N N U A L  R E P O R T  |  65

Notes to the Financial Statements

Note 10 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.

The Trust’s maximum exposure under these arrangements is dependant on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 11 — Securities Lending

The Funds hold the Mount Vernon Securities Lending Trust Prime Portfolio as cash collateral, which is a registered money market fund whose main objective is to maximize current income to the extent consistent with the preservation of capital and liquidity. It primarily invests in Certificates of Deposits, Asset Backed and Financial Company Commercial Paper, and Repurchase Agreements.

At June 30, 2013, the aggregate market value of loaned securities and the value of the cash collateral the Funds received is as follows:

	Loaned Securities Market Value	Value of Cash Collateral	% of Net Assets
Akros Absolute Return	$250,365	$281,860	6.71%
Event Arbitrage	4,084,057	4,272,213	6.46%
Global Tactical Allocation	1,506,032	1,555,375	23.55%
Mid-Cap Value	2,288,363	2,395,433	26.90%
Small-Cap Growth Tactical Allocation	764,032	837,630	24.32%
Small-Cap Value	5,785,366	6,030,392	18.42%
Strategic Growth	29,052,495	29,936,988	18.97%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Quaker Investment Trust

We have audited the accompanying statements of assets and liabilities of Quaker Akros Absolute Return Fund, Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund, (the “Funds”) each a series of Quaker Investment Trust (the “Trust”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period then ended were audited by other auditors, whose report dated August 29, 2011 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or through other appropriate procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quaker Akros Absolute Return Fund, Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund, as of June 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
August 29, 2013

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Trustees and Officers (Unaudited)

June 30, 2013

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI subject to the Bylaws of the Trust and review by the Board. The Trustees, including those Trustees who are also officers, are listed below:

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Directorships Held by Trustee(1)
Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 70	Chairman of the Board and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996–present).	7	None
Laurie Keyes(3)(4) 309 Technology Drive Malvern, PA 19355 Age 63	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–present).	7	None
Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 43	Secretary	Since Nov. 2006	President, Quaker Funds, Inc. (2007–present); Chief Operating Officer, Quaker Funds, Inc. (2005–present).	N/A	N/A
Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 48	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. (2003–present); Chief Compliance Officer for the Quaker Investment Trust (2004–present).	N/A	N/A
James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 59	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (commercial insurance brokerage firm) (1979–present).	7	Director, ACP Funds Trust
Gary Edward Shugrue 309 Technology Drive Malvern, PA 19335 Age 59	Trustee	Since July 2008	President and Chief Investment Officer, Ascendant Capital Partners.	7	Director, BHR Institutional Funds; Director, ACP Funds Trust
Warren West 309 Technology Drive Malvern, PA 19355 Age 56	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998–present).	7	None
Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 73	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Nov., 1996 – Jan., 2005 Nov., 1996 – Feb., 2002	Chairman-Executive Committee, Technology Development Corp., (1997–Present) technology development and manufacturing firm (1997–present); Affiliated Faculty, University of Pennsylvania (1998–present).	7	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.
(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.
(2)	Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.
(3)	Mr. King and Ms. Keyes are husband and wife.
(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.
(5)	Mr. Brundage is Ms. Keyes’ son.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

2 0 1 3  A N N U A L  R E P O R T  |  67

Board Consideration of the Investment Advisory and
Sub-Advisory Agreements (Unaudited)

At a meeting held on March 14, 2013, the Independent Trustees of the Board of the Trust (“Trustees” or “Board”) considered the continuation of the Investment Advisory Agreement between the Trust and Quaker Funds, Inc. (“Adviser”) and each of the respective Sub-Advisory Agreements between the Adviser and Akros Capital, LLC, Aronson Johnson Ortiz, LP, Century Management, Inc., DG Capital Management and Kennedy Capital Management, Inc. (collectively, “Agreements”) with regard to each Fund. At the meeting, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements. Each of the Agreements was approved for a one year period, except for the Quaker Small Cap Growth Tactical Allocation Fund and the Quaker Akros Absolute Return Fund, which were approved for a six-month period.

In considering the continuation of the advisory and sub-advisory agreements, the Trustees considered the nature and quality of the services provided by the Adviser and each of the sub-advisers, the fee structures, the level of fee waivers, each Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits the Adviser and each of the sub-advisers derived from their relationships with the Funds. The Trustees carefully analyzed the information provided to them by the Adviser and each of the sub-advisers, focusing particularly on the level of advisory fees and expenses of each Fund and the performance of each Fund compared to funds with similar investment objectives.

 The Board considered the services provided by the Adviser and the sub-advisers to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of each Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for each Fund, compliance by the personnel at the Adviser and sub-advisers with the Trust’s Code of Ethics, as well as the Codes of Ethics applicable to their firms, and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the sub-advisers and the emphasis placed on research in the investment process as evidenced by reports provided during the course of the year. The Board gave favorable consideration to the Adviser’s efforts to control expenses as the Trust’s assets decreased while maintaining service levels committed to Fund matters. The Trustees considered the quality of the portfolio management services that each sub-adviser provided to the Funds; the depth, experience and demonstrated consistency in investment approach of each of the sub-advisers’ portfolio management teams. The Board noted that during the prior year, the Adviser had implemented measures to reduce overall costs, including by working with the Board to reduce the costs of the Funds’ third-party service providers. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange investments between Funds and to reinvest Fund dividends into additional shares of a Fund. The Independent Trustees also acknowledged the Adviser’s commitment to servicing the Funds as its only client and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party services providers by the Adviser. The Board was satisfied with the nature, extent and quality of the overall services provided by the Adviser and the sub-advisers.

With respect to the Funds’ investment performance, the Trustees reviewed each Fund’s performance compared to both its Morningstar peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Trustees considered factors, including but not limited to the sub-advisers’ management style and overall market conditions that had affected the performance of each Fund relative to its benchmark. The Trustees noted the continued improvement in the performance of the Quaker Strategic Growth Fund and Quaker Global Tactical Allocation Fund on an absolute basis and against their benchmarks. The Board concluded that the Quaker Small Cap Value Fund, Quaker Mid Cap Value Fund, and Quaker Event Arbitrage Fund had performed in line with expectations in light of market conditions over the past several years. With respect to the Quaker Small Cap Growth Tactical Allocation Fund and the Quaker Akros Absolute Return Fund, the Trustees noted their continued underperformance for the 1-year, 3-year and since inception periods and concluded that it was not satisfied with each of the Fund’s performance.

The Trustees considered the costs of the services provided to the Trust and the profits realized by the Adviser from its relationship with the Trust, including the Adviser’s and sub-advisers’ willingness to waive fees. The Board also considered that the Adviser and sub-advisers might be able to recover some of its waived fees in the future. The Board noted the Adviser’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide regulatory initiatives. The Trustees noted that the Adviser continued to subsidize the operation of the Funds and that such subsidies had materially affected its profitability. Because the Adviser has no other advisory accounts, the Trustees did not consider the relationship between the Adviser’s advisory fees compared to other accounts that the Adviser advises.

The Trustees considered whether there are any “fall out” or ancillary benefits that may accrue to the Adviser or a sub-adviser as a result of their relationship with the Funds. Based on the information provided, the Trustees noted that there did not appear to be any significant benefits in this regard.

Based on the totality of the information considered, the Trustees concluded that with the exception of the Quaker Small Cap Growth Tactical Allocation Fund and the Quaker Akros Absolute Return Fund, the Funds were likely to benefit from the nature, extent and quality of the Adviser’s and each of the sub-advisers’ services, as applicable, and that the Adviser and each of the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources. With respect to the Quaker Small Cap Growth Tactical Allocation Fund and the Quaker Akros Absolute Return Fund, the Trustees directed the Adviser to evaluate the Fund’s short and longer-term performance and provide a recommendation to the Trustees for future action.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser and each of the sub-advisers, the Trustees determined the level of fees to be paid to the Adviser and each of the sub-advisers to be reasonable.

The Board discussed in detail the content of the information provided by the Adviser and each of the sub-advisers and raised specific questions they had from their individual reviews. In voting unanimously to approve the Advisory Agreement and Sub-advisory Agreements, based on the various considerations discussed above, the Trustees, including a majority of the Independent Trustees, determined that the approval of each of the Advisory Agreement and Sub-Advisory Agreements was in the best interests of the Funds. With respect to the Quaker Small Cap Growth Tactical Allocation Fund and the Quaker Absolute Return Fund, the Trustees concluded that due to the continued underperformance of the Fund’s sub-adviser, it was appropriate to renew the sub-advisory agreement for less than the traditional full-year period. Accordingly, these sub-advisory agreements would only be renewed for a six-month period.

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General Information (Unaudited)

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2013. During the fiscal year ended June 30, 2013, the following Funds paid long-term capital distributions:

Fund	Long-Term Capital Gains	Per Share
Akros Absolute Return	$—	$—
Event Arbitrage	—	—
Global Tactical Allocation	—	—
Mid-Cap Value	—	—
Small-Cap Growth Tactical Allocation	—	—
Small-Cap Value	—	—
Strategic Growth	—	—

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage
Akros Absolute Return	$—	—%
Event Arbitrage	88,336	12.61%
Global Tactical Allocation	—	—
Mid-Cap Value	—	—
Small-Cap Growth Tactical Allocation	—	—
Small-Cap Value	86,508	100.00%
Strategic Growth	—	—

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage
Akros Absolute Return	$—	—%
Event Arbitrage	79,579	11.36%
Global Tactical Allocation	—	—
Mid-Cap Value	—	—
Small-Cap Growth Tactical Allocation	—	—
Small-Cap Value	86,508	100.00%
Strategic Growth	—	—

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2014 to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisers.

Privacy Policy

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I. INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others. “Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III. SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-52007.

2 0 1 3  A N N U A L  R E P O R T   |  69

The Quaker Funds are distributed by
Foreside Fund Services, LLC.

Contact us:
Quaker Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
www.quakerfunds.com

©2013 Quaker® Investment Trust

QKAR 062013

Item 2. Code of Ethics.

As of the period ended June 30, 2013 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2007, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $87,500 for 2013 and $100,000 for 2012.
(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.
(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $17,500 for 2013 and $20,000 for 2012. The services for each of the fiscal years ended June 30, 2013 and June 30, 2012 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.
(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.
(e)	The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.
(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2013 and $0 for 2012.
(h)	The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Quaker Investment Trust

By (Signature and Title)		/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.,
Chief Executive Officer

Date	09/05/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.,
Chief Executive Officer

Date	09/05/2013

By (Signature and Title)		/s/ Laurie Keyes
Laurie Keyes,
Treasurer

Date	09/05/2013